Delaware
Investments(sm)
---------------
A member of Lincoln Financial Group(R)


                       DELAWARE TAX-EFFICIENT EQUITY FUND
                            DELAWARE BLUE CHIP FUND


Dear Shareholder:

  Enclosed is a Notice of a Special Joint Meeting of Shareholders of Delaware Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund") and Delaware
Blue Chip Fund (the "Blue Chip Fund") (each, an "Acquired Fund"). The
Meeting has been called for July 26, 2001 at 11:00 a.m. Eastern time at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania. The accompanying Joint Proxy Statement/Prospectus describes a proposal being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card or by telephone or by the Internet.

                   Please take a moment to fill out, sign and
                        return the enclosed Proxy Card!

  This Meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Tax-Efficient Equity Fund and/or the Blue Chip Fund being exchanged for those of another fund in the Delaware Investments Family of Funds called Delaware Devon Fund (the "Devon Fund"), a series of Delaware Group Equity Funds I. If the shareholders of your Fund approve the proposal, the Devon Fund will acquire substantially all of the assets, subject to the liabilities, of your Fund. You will receive shares of the Devon Fund equal in value to your investment in shares of your Fund. You will no longer be a shareholder of the Tax-Efficient Equity Fund or the Blue Chip Fund and, instead, you will be a shareholder of the Devon Fund.

  The transaction is being proposed because management believes that the Devon Fund's investment strategy has a better opportunity for sustainable results than that of each of the Acquired Funds. In addition, the demand for shares and, thus asset growth, for both Acquired Funds has been low. The projected growth in assets of these Funds may not be sufficient to continue to offer them with competitive performance and high quality service to shareholders over the long term. The combined Fund may also result in lower expenses, particularly as the Devon Fund grows in assets. The Devon Fund has an investment objective and investment policies that are similar to those of each of the Acquired Funds, as outlined in the Joint Proxy Statement/Prospectus. The Devon Fund is managed by Delaware Management Company, which is also the current investment adviser of the Tax-Efficient and Blue Chip Funds.

  Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by mail or by telephone or by the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

  Thank you for your prompt attention and participation.

                                      Sincerely,


                                      /s/ Charles E. Haldeman, Jr.
                                      --------------------------------------
                                      Charles E. Haldeman, Jr.
                                      Chairman

                                      /s/ David K. Downes
                                      --------------------------------------
                                      David K. Downes
                                      President and Chief Executive Officer


PX-EQ

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Delaware
Investments(sm)
---------------
A member of Lincoln Financial Group(R)


                       DELAWARE TAX-EFFICIENT EQUITY FUND
                    (a series of Voyageur Mutual Funds III)

                            DELAWARE BLUE CHIP FUND
                  (a series of Delaware Group Equity Funds II)

                              One Commerce Square
                             Philadelphia, PA 19103

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                          To be held on July 26, 2001


To the Shareholders:

  NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareholders of Delaware Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund"), a series of Voyageur Mutual Funds III, and Delaware Blue Chip Fund (the "Blue Chip Fund"), a series of Delaware Group Equity Funds II (each, an "Acquired Fund" and a series of a "Trust" and, collectively, the "Acquired Funds" and series of the "Trusts"), has been called by the Board of Trustees of the Trust and will be held at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, PA 19103, on July 26, 2001 at 11:00 a.m. Eastern time. The Special Joint Meeting is being called for the following reasons:

  1. For shareholders of each Acquired Fund to vote on an Agreement and Plan of Reorganization between each Trust, on behalf of the particular Acquired Fund, and Delaware Group Equity Funds I, on behalf of Delaware Devon Fund (the
"Devon Fund"), that provides for: (i) the acquisition of substantially all of the assets, subject to the liabilities, of the Acquired Fund in exchange for shares of the Devon Fund; (ii) the pro rata distribution of shares of the Devon Fund to the shareholders of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund.

  2. To vote upon any other business as may properly come before the Special Joint Meeting or any adjournment thereof.

  The transaction contemplated by each Agreement and Plan of Reorganization is described in the attached Joint Proxy Statement/Prospectus. A copy of the form of the Agreement and Plan of Reorganization is attached as Exhibit A to the Joint Proxy Statement/Prospectus.

  Shareholders of record of each Acquired Fund as of the close of business on May 30, 2001 are entitled to notice of, and to vote at, the Special Joint Meeting or any adjournment thereof. Whether or not you plan to attend the Special Joint Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope, or by voting by telephone or the Internet. Your vote is important.

                                      By Order of the Boards of Trustees,

                                      /s/ Richelle S. Maestro
                                      -----------------------------------
                                      Richelle S. Maestro
                                      Secretary

June 8, 2001

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your Proxy at any time at or before the Special Joint Meeting or vote in person if you attend the Special Joint Meeting.

                        Joint Proxy Statement/Prospectus

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Cover Pages ............................................................   Cover
Summary ................................................................     2
 What is the purpose of the proposal? ..................................     2
 How will the shareholder voting be handled? ...........................     2
 What are the general tax consequences of the Transaction? .............     2
Comparisons of Some Important Features .................................     3
 How do the investment objectives and policies of each of the Acquired
  Funds and the Devon Fund compare? ....................................     3
 What are the risks of an investment in the Funds? .....................     3
 Who manages the Funds? ................................................     4
 What are the fees and expenses of each Fund and what might they be
  after the Transaction?................................................     4
 Where can I find more financial information about the Funds? ..........     7
 What are other key features of the Funds? .............................     7
   Transfer Agency, Custody and Administrative Services ................     7
   Management and Administration Fees ..................................     7
   Distribution Services ...............................................     7
   Rule 12b-1 Plans ....................................................     8
   Purchases and Redemptions ...........................................     8
   Dividends and Distributions .........................................     9
Reasons for the Transaction ............................................     9
Information about the Transaction ......................................     10
 How will the Transaction be carried out? ..............................     10
 Who will pay the expenses of the Transaction? .........................     10
 What are the tax consequences of the Transaction? .....................     10
 What should I know about Devon Fund Shares? ...........................     11
 What are the capitalizations of the Funds and what might the
  capitalization be after the Transaction?..............................     12
Comparison of Investment Objectives and Policies .......................     13
 Are there any significant differences between the investment objectives, strategies and investment policies of the Tax-Efficient
  Equity Fund and the Devon Fund? ......................................     14
 Are there any significant differences between the investment objectives, strategies and investment policies of the Blue Chip Fund
  and the Devon Fund? ..................................................     15
 How do the investment restrictions of the Funds differ? ...............     16
 What are the risk factors associated with investments in the Funds? ...     16
Voting Information .....................................................     17
 How many votes are necessary to approve the Plan? .....................     17
 How do I ensure my vote is accurately recorded? .......................     18
 Can I revoke my proxy? ................................................     18
 What other matters will be voted upon at the Meeting? .................     18
 Who is entitled to vote? ..............................................     18
 What other solicitations will be made? ................................     18
 Are there dissenters' rights? .........................................     18
Information about the Devon Fund .......................................     19
Information about the Tax-Efficient Equity Fund ........................     19
Information about the Blue Chip Fund ...................................     19
Information About Each Fund ............................................     19
Principal Holders of Shares ............................................     19

Delaware
Investments(sm)
---------------
A member of Lincoln Financial Group(R)

                        JOINT PROXY STATEMENT/PROSPECTUS
                               Dated June 1, 2001

                          Acquisition of the Assets of

                       DELAWARE TAX-EFFICIENT EQUITY FUND
                    (a series of Voyageur Mutual Funds III)

                                      and

                            DELAWARE BLUE CHIP FUND
                  (a series of Delaware Group Equity Funds II)

                        By and in exchange for shares of

                              DELAWARE DEVON FUND
                  (a series of Delaware Group Equity Funds I)

  This Joint Proxy Statement/Prospectus solicits proxies to be voted at a Special Joint Meeting of Shareholders (the "Meeting") of Delaware Tax-Efficient Equity Fund (the "Tax-Efficient Equity Fund"), a series of Voyageur Mutual Funds III, and Delaware Blue Chip Fund (the "Blue Chip Fund"), a series of Delaware Group Equity Funds II (each, an "Acquired
Fund" and a series of a "Trust" and, collectively, the "Acquired Funds" and series of the "Trusts") to vote on a separate Agreement and Plan of Reorganization (the "Plan") for each Acquired Fund. The principal offices of the Trusts are located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. If shareholders of an Acquired Fund vote to approve the Plan, the net assets of that Acquired Fund will be acquired by Delaware Devon Fund (the "Devon Fund"), a series of Delaware Group Equity Funds I (the "Surviving Trust"), in exchange for shares of Devon Fund ("Devon Fund Shares").

  The Meeting will be held at the Crowne Plaza Hotel, which is located at 1800 Market Street, Philadelphia, PA 19103, on July 26, 2001 at 11:00 a.m. Eastern time. The Boards of Trustees of the Trusts, on behalf of each Acquired Fund, are soliciting these proxies. This Joint Proxy Statement/Prospectus will first be sent to shareholders on or about June 8, 2001.

  If the shareholders of your Acquired Fund vote to approve the Plan, you will receive Devon Fund Shares equal in value to your investment in the Acquired Fund. The Acquired Fund will then be liquidated.

  The Devon Fund's investment objective is to seek total return. The investment objective of each Acquired Fund is substantially similar to the Devon Fund's objective. The Tax-Efficient Equity Fund's investment objective is to obtain a high total return on an after-tax basis for taxable investors. The Blue Chip Fund is also a total return fund. Its primary investment objective is to seek long-term capital appreciation; current income is a secondary objective.

  This Joint Proxy Statement/Prospectus gives the information about Devon Fund Shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information dated June 1, 2001 relating to this Joint Proxy Statement/Prospectus containing more information about the Devon Fund, the Acquired Funds, and the proposed reorganization has been filed with the SEC and is incorporated herein by reference.

  The following documents are attached to and considered a part of this Joint Proxy Statement/Prospectus, and are intended to provide you with information about the Devon Fund.

  o The Prospectus of the Devon Fund, dated December 29, 2000 (the "Devon Fund Prospectus").

  o The Annual Report to Shareholders of the Devon Fund for the fiscal year ended October 31, 2000 (the "Devon Fund Annual Report").

  The Prospectus of the Tax-Efficient Equity Fund dated June 29, 2000 (the "Tax-Efficient Equity Fund Prospectus") and the Prospectus of the Blue Chip Fund dated January 29, 2001 (the "Blue Chip Fund Prospectus") are incorporated by reference into this Joint Proxy Statement/Prospectus. You can request a free copy of the Statement of Additional Information or any of the documents described above by calling 1-800-523-1918, or by writing to the Surviving Trust or the Trusts at Delaware Investments, Attention: Account Services, 1818 Market Street, Philadelphia, PA 19103-3682.

  Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

  Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

                                    SUMMARY


  This is only a summary of certain information contained in this Joint Proxy Statement/Prospectus. You should read the more complete information in the rest of this Joint Proxy Statement/Prospectus, including the Plan (attached as Exhibit A), the Devon Fund Prospectus (attached as Exhibit B), and the Devon Fund Annual Report (attached as Exhibit C).

What is the purpose of the proposal?

  The Board of Trustees of each Trust has approved a Plan for its Acquired Fund and recommends that shareholders of its Acquired Fund approve the Plan. If shareholders of an Acquired Fund approve the Plan, that Fund's net assets will be transferred to the Devon Fund in exchange for an equal value of Devon Fund Shares. These Devon Fund Shares will then be distributed pro rata to the Acquired Fund's shareholders and that Acquired Fund will be liquidated and dissolved. The proposed transaction for each Acquired Fund is referred to in this Joint Proxy Statement/Prospectus as the "Transaction."(1)

  This means that your shares of the Tax-Efficient Equity Fund and/or the Blue Chip Fund will be exchanged for an equal value of Devon Fund Shares. As a result, you will cease to be a shareholder of your Acquired Fund and will become a shareholder of the Devon Fund. This exchange will occur on a date agreed to between each Trust and the Surviving Trust (hereafter, the "Closing Date").

  Like each Acquired Fund, the Devon Fund is a mutual fund within the Delaware Investments Family of Funds that is managed by Delaware Management Company (the "Manager"). Its investment objective and policies are similar, but not identical, to each Acquired Fund.

  For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of each Trust has concluded that the Transaction is in the best interests of the shareholders of its Acquired Fund. Each Board of Trustees also concluded that no dilution in value would result to the shareholders of its Acquired Fund or to the shareholders of the Devon Fund, respectively, as a result of the Transaction.

                 The Boards of Trustees recommend that you vote
                              to approve the Plan.

How will the shareholder voting be handled?

  Shareholders of each of the Acquired Funds will vote separately to determine whether their Fund will be reorganized into the Devon Fund. Shareholders who own shares at the close of business on May 30, 2001 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the reorganization of either Acquired Fund into the Devon Fund, a majority (as defined under federal law) of the outstanding voting shares of that Fund must be voted in favor of the Plan.

  Please vote by proxy as soon as you receive this Joint Proxy Statement/ Prospectus. You may place your vote by either completing and signing the enclosed proxy card or by telephone or by the Internet. If you return your signed proxy card or vote by telephone or by Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Joint Proxy Statement/Prospectus.

What are the general tax consequences of the Transaction?

  It is expected that shareholders of the Tax-Efficient Equity Fund and the
Blue Chip Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Devon Fund Shares.
You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences only. For further information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"
---------------
(1) Please note there is a separate Agreement and Plan for each Acquired Fund, the terms of which are substantially similar. For clarity of presentation, this Joint Prospectus/Proxy Statement refers to each separate reorganization of an Acquired Fund into the Devon Fund as "the Transaction."

                     COMPARISONS OF SOME IMPORTANT FEATURES


How do the investment objectives and policies of each of the Acquired Funds and the Devon Fund compare?

Tax-Efficient Equity Fund

  The Tax-Efficient Equity Fund and the Devon Fund have a similar investment objective of seeking to provide total return for shareholders. The principal difference between the Funds is that, unlike the Devon Fund, the Tax-Efficient Equity Fund seeks total return on an after-tax basis. Accordingly, in order to avoid taxable income, the Tax-Efficient Equity Fund invests primarily in stocks that have the potential for capital appreciation and that pay relatively low dividends. The Devon Fund invests primarily in stocks that have the potential for above-average earnings per share growth over time. This difference may cause shareholders of the Devon Fund to receive higher levels of taxable income than the shareholders of the Tax-Efficient Equity Fund. As a practical matter, however, the Devon Fund has historically been relatively tax-efficient. The Tax-Efficient Equity Fund also utilizes tax management techniques, such as the use of capital loss carryovers, to offset taxable income. In the case of capital loss carryovers, the Devon Fund may not have the same ability to use these as the Tax-Efficient Equity Fund due to certain tax restrictions. This may cause shareholders to receive more taxable income.

Blue Chip Fund

  The Blue Chip Fund and the Devon Fund have compatible investment objectives. The Blue Chip Fund's primary objective is long-term capital appreciation. It has a secondary objective of current income. As stated above, the Devon Fund's objective is total return. Although both Funds seek growth and income and invest primarily in common stocks, the Funds differ in their investment strategies.

  The Blue Chip Fund invests primarily in stocks of large companies that the Fund anticipates will grow significantly faster than the average stock in the unmanaged Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Devon Fund invests primarily in common stocks that the Fund anticipates have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. Therefore, as a broad generalization, the Blue Chip Fund focuses on the price of a company's stock, while the Devon Fund focuses on a company's earnings. Although both Funds use a blend of value and growth in their investment strategies, the Blue Chip Fund is more value-oriented and the Devon Fund is more growth-oriented.

  Additionally, the Blue Chip Fund, under normal conditions, invests at least 65% of its assets in stocks that the Fund considers "blue chip" stocks, which are stocks issued by companies with market capitalization of greater than $2.5 billion and which exhibit certain positive investment characteristics. While the Devon Fund thoroughly evaluates the companies in which it invests, it does not focus on blue chip stocks.

  For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

What are the risks of an investment in the Funds?

  As with most investments, investments in the Funds involve risks. There can be no guarantee against losses resulting from an investment in any Fund, nor can there be any assurance that any Fund will achieve its investment objective.

  The risks associated with an investment in the Devon Fund are substantially similar to the risks associated with investments in the Tax-Efficient Equity Fund and the Blue Chip Fund. Those risks include changes in market conditions, particularly declines in the stock market, and poor performance in specific industries or companies in which the Funds may invest.

  Investments in the Tax-Efficient Equity Fund may be subject to somewhat greater security risk to the extent that investments in companies that pay below average dividends are subject to greater risk. The Tax-Efficient Equity Fund uses other tax management techniques, however, in addition to investing in low dividend-paying stocks. The Fund also carefully evaluates the companies in which it invests.

  To the extent that the Blue Chip Fund invests a greater percentage of its assets in well-established blue chip stocks, as compared to the percentage of Devon Fund's growth-oriented investments, the Blue Chip Fund has less exposure to certain types of investment risks. This may be particularly true in market conditions that favor value over growth. Conversely, to the extent that the Blue Chip Fund invests in value-oriented stocks in market conditions that favor growth stocks, the Fund may risk under-performance.

  For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

Who manages the Funds?

  The management of the business and affairs of the Funds is the responsibility of the Boards of Trustees of each of the Trusts and the Surviving Trust. Each Board elects officers who are responsible for the day-to-day operations of the Funds.

  The Manager manages the assets of each of the Funds and makes each Fund's investment decisions. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938. On March 31, 2001, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $41 billion in assets.

  Francis X. Morris, Vice President/Senior Portfolio Manager, has primary responsibility for making day-to-day investment decisions for the Devon Fund. When making investment decisions for the Devon Fund, Mr. Morris regularly consults with Michael S. Morris. Francis X. Morris holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March, 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 18 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts. Michael S. Morris, Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financial organizations and began his career at The Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder. Messrs. Morris also serve as the portfolio managers for the Tax-Efficient Equity Fund. A different team of portfolio managers is responsible for the Blue Chip Fund.

What are the fees and expenses of each Fund?

  The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical, and, except as noted, the operating expenses shown are based on expenses incurred during each Fund's most recent fiscal year. The Manager has contracted to waive its fees and/or pay expenses of the Devon Fund for the period from August 1, 2001 through October 31, 2002 to the extent necessary to limit the total operating expenses of the Fund to the levels shown below. This arrangement will result in lower total operating expenses for the Devon Fund after the Transaction.

                      FEES AND EXPENSES FOR THE DEVON FUND
                             AND THE ACQUIRED FUNDS

                                 SALES CHARGES


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Maximum Sales
                                                                             Maximum Sales                  Load on
               Fund Names and                                                   Load on       Maximum     Reinvested     Redemption
             Classes of Shares                                                 Purchases        CDSC       Dividends        Fees
-----------------------------------------------------------------------------------------------------------------------------------
Devon Fund
 Class A                                                                         5.75%          None(1)      None           None
 Class B                                                                          None         5.00%(2)      None           None
 Class C                                                                          None         1.00%(3)      None           None
 Institutional Class                                                              None          None         None           None

Tax-Efficient Equity Fund
 Class A                                                                         5.75%          None(1)      None           None
 Class B                                                                          None         5.00%(2)      None           None
 Class C                                                                          None         1.00%(3)      None           None
 Institutional Class                                                              None          None         None           None

Blue Chip Fund
 Class A                                                                         5.75%          None(1)      None           None
 Class B                                                                          None         5.00%(2)      None           None
 Class C                                                                          None         1.00%(3)      None           None
 Institutional Class                                                              None          None         None           None

                               OPERATING EXPENSES


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Distribution                Total Annual
               Fund Names &                   Management    and Service      Other     Fund Operating    Fee Waivers
             Classes of Shares                   Fees       (12b-1) Fees   Expenses       Expenses       & Payments    Net Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Devon Fund after Transaction(4)
 Class A                                         0.65%         0.30%         0.74%          1.69%          (0.19%)(5)      1.50%
 Class B                                         0.65%         1.00%         0.74%          2.39%          (0.19%)(5)      2.20%
 Class C                                         0.65%         1.00%         0.74%          2.39%          (0.19%)(5)      2.20%
 Institutional Class                             0.65%          None         0.74%          1.39%          (0.19%)(5)      1.20%

Devon Fund
 Class A                                         0.65%         0.30%         0.88%          1.83%             None         1.83%
 Class B                                         0.65%         1.00%         0.88%          2.53%             None         2.53%
 Class C                                         0.65%         1.00%         0.88%          2.53%             None         2.53%
 Institutional Class                             0.65%          None         0.88%          1.53%             None         1.53%

Tax-Efficient Equity Fund
 Class A                                         0.75%         0.30%         0.32%          1.37%             None(6)      1.37%
 Class B                                         0.75%         1.00%         0.32%          2.07%             None(6)      2.07%
 Class C                                         0.75%         1.00%         0.32%          2.07%             None(6)      2.07%
 Institutional Class                             0.75%          None         0.32%          1.07%             None(6)      1.07%

Blue Chip Fund
 Class A                                         0.65%         0.30%         0.94%          1.89%          (0.34%)(7)      1.55%
 Class B                                         0.65%         1.00%         0.94%          2.59%          (0.34%)(7)      2.25%
 Class C                                         0.65%         1.00%         0.94%          2.59%          (0.34%)(7)      2.25%
 Institutional Class                             0.65%          None         0.94%          1.31%          (0.34%)(7)      1.25%

Examples:

  The following Examples are intended to help you compare the cost of investing in an Acquired Fund with the cost of investing in the Devon Fund. Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year.(8) These are examples only, and do not represent future expenses, which may be greater or less than those shown below.


----------------------------------------------------------------------------------
                                        1 Year    3 Years    5 Years   10 Years(9)
----------------------------------------------------------------------------------
Devon Fund after Transaction
 Class A                                 $719      $1,060    $1,423      $2,443
 Class B                                  223         727     1,258       2,538
 Class B (if redeemed)                    723       1,027     1,458       2,538
 Class C                                  223         727     1,258       2,712
 Class C (if redeemed)                    323         727     1,258       2,712
 Institutional Class                      122         421       742       1,652

Tax-Efficient Equity Fund
 Class A                                 $706      $  984    $1,282      $2,127
 Class B                                  210         649     1,114       2,221
 Class B (if redeemed)                    710         949     1,314       2,221
 Class C                                  210         649     1,114       2,400
 Class C (if redeemed)                    310         649     1,114       2,400
 Institutional Class                      109         340       590       1,306

 Blue Chip Fund
 Class A                                 $724      $1,104    $1,508      $2,633
 Class B                                  228         773     1,345       2,729
 Class B (if redeemed)                    728       1,073     1,545       2,729
 Class C                                  228         773     1,345       2,899
 Class C (if redeemed)                    328         773     1,345       2,899
 Institutional Class                      127         469       834       1,861

---------------
(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in a Fund's prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The projected after transaction total operating expenses of the Devon Fund are based on the assumption that shareholders of both the Tax-Efficient Equity and Blue Chip Funds approve the Transaction.
(5) The Manager has contracted to waive fees and pay expenses from August 1, 2001 through October 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.20% of average daily net assets.
(6) The Manager has contracted to waive fees and pay expenses through December 31, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary fees and 12b-1 fees) from exceeding 1.20% of average daily net assets. However, the Fund's actual expenses were less than the expense limit, so no fees were waived during this fiscal period.
(7) The Manager has contracted to waive fees and pay expenses through January 31, 2002, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets.

(8) The Fund's actual returns may be greater or less than the hypothetical 5% return used. Also, the examples assume that the Funds' total operating expense remain unchanged in each of the periods shown. The examples for the Devon Fund and the Blue Chip Fund reflect net operating expenses after expense limitations for the one-year period and the total operating expenses without expense limitations for years two through 10.
(9) The Class B Examples reflect the conversion of Class B Shares to Class A at the end of the eighth year. Information on the ninth and tenth years reflect expenses of the Class A Shares.

Where can I find more financial information about the Funds?

  The Devon Fund's Annual Report, which is attached, includes a discussion of that Fund's performance during the past fiscal year and shows per share information for each of the past five fiscal years. The Prospectuses, and the Annual and Semi-Annual Reports for each Acquired Fund contain further financial information about those Funds. These documents are available upon request. (See "Information About the Tax-Efficient Equity Fund" and "Information About the Blue Chip Fund.")

What are other key features of the Funds?

  Transfer Agency, Accounting, Custody and Administrative Services. Delaware Service Company, Inc. ("DSC"), an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, DSC is paid fees by each Fund according to fee schedules that are the same for each Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund, including the Devon and Acquired Funds, on a pro rata basis.

  The Chase Manhattan Bank is the custodian of the securities and other assets of all of the Funds. The main office of The Chase Manhattan Bank is 4 Chase Metrotech Center, Brooklyn, New York 11245.

  Management and Administration Fees. The Manager is the investment manager of all of the Funds. The Manager has entered into separate management agreements relating to each of the Funds that provide for reductions in fee rates as the assets of the Funds increase. Under both the Devon Fund's and the Blue Chip Fund's management agreements, the Funds pay the Manager a management fee as a percentage of average daily net assets equal to: 0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $1,500 million, and 0.50% on assets in excess of $2,500 million.

  The Manager has contracted to waive that portion, if any, of the annual management fees payable by the Blue Chip Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 1.25% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses, and applicable 12b-1 expenses) for the period August 1, 1999 through January 31, 2002. The Manager has also contracted to waive fees and/or pay expenses of the Devon Fund for the period August 1, 2001 to October 31, 2002 in order to prevent total operating expenses (exclusive of taxes, interest, brokerage commissions, extraordinary expenses, and applicable 12b-1 expenses) from exceeding 1.20%.

  Under the Tax-Efficient Equity Fund's investment management agreement, the Tax-Efficient Equity Fund pays the Manager an annual management fee as a percentage of average daily net assets equal to: 0.75% on the first $500 million; 0.70% on the next $500 million; 0.65% on the next $1,500 million; and 0.60% on assets in excess of $2,500 million. The Manager has contracted to waive that portion, if any, of the annual management fees payable by Tax-Efficient Equity Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 1.20% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 fees) through December 31, 2001. However, expenses of that Fund were below the agreed upon limitation, so no waivers on expense payments were required. The actual management fee rates for the past fiscal year of each Fund is shown in the Fee Table included in the Summary section of this Joint Proxy Statement/Prospectus.

  Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of the Manager.

  Rule 12b-1 Plans. Each Fund has adopted a separate distribution plan or "Rule 12b-1 Plan" for each of its Class A Shares, Class B Shares and Class C Shares (collectively, the "Rule 12b-1 Plans" and, each individually, a "Rule 12b-1 Plan"). The Rule 12b-1 Plans do not apply to Institutional
Classes of Shares. Such Shares are not included in calculating the Rule 12b-1 Plans' fee and the Rule 12b-1 Plans are not used to assist in the distribution or marketing of Shares of the Institutional Classes.

  Each Rule 12b-1 Plan permits the relevant Fund to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Rule 12b-1 Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares. In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

  The maximum aggregate fee payable by a Fund under its Rule 12b-1 Plans and a Fund's Distribution Agreement is, on an annual basis: up to 0.30% of average daily net assets of Class A Shares, and up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year. The Boards of Trustees for the Trusts and the Surviving Trust may reduce these amounts at any time. All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, and Class C Shares is borne by such persons without any reimbursement from such Classes. Subject to seeking best execution, each Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Rule 12b-1 Plans.

  Purchase, Exchange and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund's shares are identical. You may refer to the Prospectus of each Fund for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of that Fund's shares. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of the Funds.

  Purchases of shares of any of the Funds may be made through authorized investment dealers or directly by contacting the Funds or the Distributor, although the Institutional Class Shares of each Fund are available for purchase only by certain groups of investors. The minimum initial investment is $1,000 for Class A, B and C Shares of each Fund. Subsequent purchases must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments Family of Funds, the manager or the sub-adviser or any of their affiliates if the purchases are made pursuant to a payroll deduction account. Shares purchased pursuant to the Uniform Gifts to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner services are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

  Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Purchase orders for more than the maximum amounts will be rejected, although an investor may exceed these limitations by making cumulative purchases over a period of time.

  Each Fund reserves the right to reject any order for the purchase of its shares if, in the opinion of management, such rejection is in such Fund's best interest. Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Each Fund also reserves the right, upon 60 days' written notice, to redeem accounts involuntarily that remain under the minimum initial purchase amount as a result of redemptions.

  Class A Shares of each Fund are purchased at the offering price, which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. Absent a fee waiver, Class A Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

  Class B Shares of each Fund are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter, although the CDSC may be waived under certain circumstances. Absent any fee waivers, Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. Eight years after purchase, Class B shares are subject to automatic conversion to Class A Shares.

  Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase, although the CDSC may be waived under certain circumstances. Absent any fee waivers, Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

  Institutional Class shares are purchased at the net asset value per share without the imposition of a front end or contingent deferred sales charge, or Rule 12b-1 Plan expenses.

  Shares of any Fund will be redeemed at any time at the net asset value next determined on the business day when a redemption request is received. Requests for redemption of shares held in certificated form must be accompanied by the certificates. Any applicable contingent deferred sales charge will be deducted. Shares of a Fund may be exchanged for shares of the same class in another fund in the Delaware Investments Family of Funds without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. The sale of shares of a Fund, either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders. Shareholders of the Acquired Funds will not be charged sales charges in connection with the Transaction and it is intended that the structure of the Transaction will not create a taxable event for shareholders.

  Dividends, Distributions and Taxes. Each Fund declares and makes payment of dividends from its net investment income on an annual basis. The amount of these dividends will vary depending on changes in the Funds' net investment income. Payments from net realized securities profits (capital gains) of a Fund, if any, will be distributed annually, although, in the case of the Tax-Efficient Equity Fund, there may be additional distributions to comply with tax requirements for that Fund. Each Fund automatically reinvests distributions in additional shares of that Fund unless you select a different option, such as to receive distributions in cash or to reinvest distributions in shares of another fund in the Delaware Investments Family of Funds.

  Distributions, whether received in cash or in additional shares, are generally subject to income tax. Distributions from a Fund's long-term capital gains are taxable as capital gain. Distributions from a Fund's short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gain may be taxable at different rates depending on the shareholder's holding period for the shares. Each Fund notifies its shareholders annually of the amount and nature of all dividends and distributions received from the Fund in the prior year. For more information about the tax implications of investments in the Funds, see the current prospectus of each Fund under the heading "Dividends, distributions and taxes," as well as the current Statement of Additional Information for the Devon Fund under the heading "Taxes," the current Statement of Additional Information for the Tax-Efficient Equity Fund under the heading
"Distributions and Taxes," and the current Statement of Additional
Information for the Blue Chip Fund under the heading "Dividends and Realized Securities Profits, Distributions and Taxes."

                          REASONS FOR THE TRANSACTION


  The Boards of Trustees of the Trusts, on behalf of the Acquired Funds, have recommended the Transaction for purposes of combining those Funds with a larger fund that has similar investment objectives and policies and a better opportunity for sustainable results. There has also been relatively low demand for and slow growth in assets of the Acquired Funds. A larger fund should be better able to obtain certain savings in costs due to economies of scale for the Acquired Funds and their shareholders.

  The Plan was presented to the Boards of Trustees of the Trusts at a meeting of the Boards. At the meeting, the Boards questioned management about the potential benefits and costs to shareholders of the Acquired Funds. In deciding whether to recommend approval of the Transaction to shareholders, the Boards of Trustees considered, among other things: the advantages and benefits, as well as the disadvantages and costs to shareholders; the expense ratios of the Devon Fund and each Acquired Fund and the impact of contractual fees waivers thereon; the potential benefits afforded by a larger fund through economies of scale (e.g. a fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses); the comparative investment performance of the Devon Fund and each Acquired Fund; the compatibility of the investment objectives, policies, restrictions and investments of each of the Acquired Funds with those of the Devon Fund; the tax consequences of the Transaction; and the significant experience of the Manager. Additionally, each Board of Trustees believes that the investment strategy of Devon Fund affords a better opportunity for sustainable positive results than its Acquired Fund's investment strategy. During the course of their deliberations, the Boards of Trustees also considered that the expenses of the Transaction will be shared one-quarter by the Devon Fund, one-quarter by the Acquired Fund and one-half by the Manager.

  The Board of Trustees of the Trusts and the Surviving Trust approved the Plan, concluding that the Transaction is in the best interests of the shareholders of its Fund and that no dilution of value would result to the shareholders from the Transaction. The Board of each Trust then decided to recommend that shareholders of the Acquired Funds vote to approve the Transaction. As required by law, the Trustees approving the Plan included a majority of the Trustees who are not interested persons of the Acquired Funds.

  For the reasons discussed above, the Board of Trustees of each Trust, on behalf of its Acquired Fund, recommends that you vote FOR the Plan.

  If the shareholders of an Acquired Fund do not approve the Plan, the Board of Trustees may consider other possible courses of action for that Acquired Fund, including liquidation and dissolution.


                       INFORMATION ABOUT THE TRANSACTION

  This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A and incorporated herein by reference thereto.

How will the Transaction be carried out?

  If the shareholders of an Acquired Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the relevant Trust, on behalf of its Acquired Fund, and by the Surviving Trust, on behalf of the Devon Fund, including the delivery of certain documents. Each Trust and the Surviving Trust will agree on the Closing Date. If the shareholders of an Acquired Fund do not approve the Plan, the Transaction will not take place for that Fund.

  If the shareholders of an Acquired Fund approve the Plan, that Fund will deliver to the Devon Fund substantially all of its assets, subject to its liabilities, on the Closing Date. In exchange, the Trust, on behalf of that Acquired Fund, will receive Devon Fund Shares to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and dissolution of that Acquired Fund. The value of the assets to be delivered to the Devon Fund shall be the value of such net assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") (normally 4:00 p.m. Eastern time) on the last business day prior to the Closing Date.

  The stock transfer books of the Acquired Fund will be permanently closed as of the close of business of the NYSE on the day before the Closing Date. The Acquired Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Devon Fund.

  To the extent permitted by law, the Trusts and the Surviving Trust may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of an Acquired Fund.

Who will pay the expenses of the Transaction?

  The expenses resulting from an Acquired Fund's participation in a Transaction will be shared by the following parties in the percentages indicated: 25% by the Acquired Fund, 25% by the Devon Fund, and 50% by the Manager.

What are the tax consequences of the Transaction?

  The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from the Trusts, on behalf of each Acquired Fund, and for the Surviving Trust, on behalf of the Devon Fund, it is expected that Stradley, Ronon, Stevens & Young, LLP, will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Acquired Funds will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Funds for shares of the Devon Fund, and (ii) the Devon Fund and its shareholders will not recognize any gain or loss upon receipt of either Acquired Fund's assets.

  You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about the Devon Fund Shares?

  If the Transaction is approved, full and fractional shares of the Devon Fund will be distributed to shareholders of each Acquired Fund in accordance with the procedures described above. When issued, each share will be duly and validly issued and fully paid and non-assessable, fully transferable and will have full voting rights. The shares of the Devon Fund will be recorded electronically in each shareholder's account. The Devon Fund will then send a confirmation to each shareholder. As described in its prospectus, the Devon Fund does not issue share certificates except for Class A Shares and Institutional Class Shares and then only when requested. As of the Closing Date, any certificates representing shares of the Acquired Funds will be cancelled.

  All shares have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

  Like the Acquired Funds, the Devon Fund does not routinely hold annual meetings of shareholders. The Devon Fund may hold special meetings for matters requiring shareholder approval. A meeting of that Fund's shareholders may also be called at any time by the Board of Trustees or by the chairperson of the Board or by the president.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

  The following table sets forth, as of May 30, 2001, the separate capitalizations of the Devon Fund and the Acquired Funds, and the estimated capitalization of the Devon Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Devon Fund is likely to be different when each Transaction is consummated.

                      Devon Fund-Tax-Efficient Equity Fund

                                                                            Tax-Efficient    Devon Fund
                                                             Devon Fund     Equity Fund   after Transaction
                                                            (unaudited)     (unaudited)      (estimated)
Net assets (millions)                                        $    128.5     $     35.3        $    163.8
Total shares outstanding                                      7,813,878      3,753,885         9,966,395

                                                                     Tax-Efficient         Devon Fund
                                                Devon Fund            Equity Fund             Class A
                                                 Class A                Class A          after Transaction
                                               (unaudited)            (unaudited)           (estimated)
Net assets (millions)                          $     50.3            $     12.8             $     63.1
Total shares outstanding                        3,031,581             1,338,355              3,802,800
Net asset value per share                      $    16.61            $     9.57             $    16.61

                                                                     Tax-Efficient         Devon Fund
                                               Devon Fund            Equity Fund             Class B
                                                Class B                Class B          after Transaction
                                              (unaudited)            (unaudited)           (estimated)
Net assets (millions)                          $     56.1            $     18.4             $     74.5
Total shares outstanding                        3,445,662             1,977,217              4,576,101
Net asset value per share                      $    16.28            $     9.31             $    16.28

                                                                      Tax-Efficient         Devon Fund
                                                Devon Fund            Equity Fund             Class C
                                                 Class C                Class C          after Transaction
                                               (unaudited)            (unaudited)           (estimated)
Net assets (millions)                            $   11.1              $    4.1               $   15.2
Total shares outstanding                          681,229               438,312                932,089
Net asset value per share                        $  16.28              $   9.32               $  16.28

                                                                     Tax-Efficient           Devon Fund
                                                Devon Fund            Equity Fund       Institutional Class
                                           Institutional Class    Institutional Class    after Transaction
                                               (unaudited)            (unaudited)           (estimated)
Net assets (millions)                            $   11.0                 $  --               $   11.0
Total shares outstanding                          655,405                     1                655,406
Net asset value per share                        $  16.74                $9.62                $  16.74

                                       12

                           Devon Fund-Blue Chip Fund

                                                                                          Devon Fund
                                                       Devon Fund    Blue Chip Fund   after Transaction
                                                      (unaudited)     (unaudited)        (estimated)
Net assets (millions)                                  $    128.5      $     48.9        $     177.4
Total shares outstanding                                7,813,878       4,653,065         10,795,114

                                                                                                  Devon Fund
                                                       Devon Fund          Blue Chip Fund           Class A
                                                        Class A               Class A          after Transaction
                                                      (unaudited)            (unaudited)          (estimated)
Net assets (millions)                                 $     50.3              $     18.4           $     68.7
Total shares outstanding                               3,031,581               1,725,503            4,139,116
Net asset value per share                             $    16.61              $    10.66           $    16.61

                                                                                                    Devon Fund
                                                       Devon Fund           Blue Chip Fund            Class B
                                                        Class B               Class B            after Transaction
                                                      (unaudited)           (unaudited)             (estimated)
Net assets (millions)                                 $     56.1              $     26.5           $     82.7
Total shares outstanding                               3,445,662               2,547,902            5,076,237
Net asset value per share                             $    16.28              $    10.42           $    16.28

                                                                                                     Devon Fund
                                                       Devon Fund           Blue Chip Fund            Class C
                                                        Class C               Class C             after Transaction
                                                      (unaudited)           (unaudited)              (estimated)
Net assets (millions)                                   $   11.1              $    3.3               $   14.4
Total shares outstanding                                 681,229               318,222                884,931
Net asset value per share                               $  16.28              $  10.42               $  16.28

                                                                                                    Devon Fund
                                                       Devon Fund          Blue Chip Fund      Institutional Class
                                                  Institutional Class    Institutional Class    after Transaction
                                                      (unaudited)            (unaudited)           (estimated)
Net assets (millions)                                   $   11.0               $   0.7               $   11.6
Total shares outstanding                                 655,405                61,438                694,831
Net asset value per share                               $  16.74               $ 10.74               $  16.74

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

  This section describes the key investment policies of the Funds, and certain noteworthy differences between the investment objectives and strategies of each of the Acquired Funds as compared to the Devon Fund. For a complete description of the Devon Fund's investment policies and risks, you should read the Devon Fund Prospectus, which is attached to this Joint Proxy Statement/ Prospectus as Exhibit B.

  The investment objectives and policies of the Tax-Efficient Equity Fund and the Blue Chip Fund, as compared to the Devon Fund, are described in separate sections below. Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote"). Policies or investment restrictions of a Fund that are non-fundamental may be changed by the Board of Trustees without shareholder approval. Although each Fund's objective is non-fundamental, should the Board approve a change in a Fund's objective, the Board of Trustees would notify shareholders before the change becomes effective.

Are there any significant differences between the investment objectives, strategies and investment policies of the Tax-Efficient Equity Fund and the Devon Fund?

  Investment Objectives. The Tax-Efficient Equity Fund and the Devon Fund both seek to provide total return for shareholders. The principal difference between the Funds' investment objectives is that the Tax-Efficient Equity Fund seeks total return on an after-tax basis, which is not part of the Devon Fund's objective. This difference may cause shareholders of the Devon Fund to receive higher levels of taxable investment income than the shareholders of the Tax-Efficient Equity Fund. The investment objective for each Fund is non-fundamental.

  Investment Strategy. Both the Tax-Efficient Equity Fund and the Devon Fund use a blended style of investing, which is a combination of value and growth styles. Both Funds normally invest most of their assets in equities, particularly common stocks, of large companies.

  While the Funds share similar attributes, there is a significant difference between the Funds' investment strategies regarding taxable investment income. Because the Tax-Efficient Equity Fund seeks high total return on an after-tax basis, the Fund invests primarily in stocks that have the potential for capital appreciation and that pay relatively low dividends. The Devon Fund, however, invests primarily in stocks that have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency, which may cause the Devon Fund to receive more investment dividends than the Tax-Efficient Equity Fund. Therefore, shareholders of the Devon Fund could receive higher levels of taxable income than the shareholders of the Tax-Efficient Equity Fund. Historically, however, the Devon Fund has been relatively tax-efficient.

  Principal Investments. Both Funds primarily invest in equity securities, particularly common stock of large capitalization companies (those whose share price multiplied by the number of outstanding shares exceeds $2.5 billion). Each Fund may also invest in securities that may be converted into common stock, provided they meet the investment criteria of the Fund.

  Common stock. The Tax-Efficient Equity Fund, under normal circumstances, will invest at least 65% of its assets in common stock or securities convertible into common stock. Historically, however, the Tax-Efficient Equity Fund has invested nearly 100% of its assets in common stock. Generally, the Devon Fund invests 90% to 100% of its assets in common stock in accordance with its investment strategy.

  Convertible securities. The Tax-Efficient Equity Fund may invest in convertible securities without limitation. The Tax-Efficient Equity Fund evaluates a potential investment in a convertible security based on its evaluation of the common stock into which the security may be converted. The Devon Fund may invest in convertible securities without limitation; however, it will not invest more than 5% of its net assets in convertible debentures that are rated below investment grade by an independent rating agency, or that are unrated but deemed to be non-investment grade. Convertible debentures are unsecured debt obligations that may be converted into common stock. Other types of convertible securities generally include preferred stock, corporate notes and corporate bonds.

  Additional Investments. Although the Funds normally invest in common stocks, and to a lesser extent in convertible securities, both Funds may also invest in other types of securities. Each Fund has different policies regarding these types of investments.

  Foreign securities and American Depositary Agreements (ADRs). Both Funds may invest in foreign securities and ADRs, but have different limitations on such investments. The Tax-Efficient Equity Fund may invest up to 10% of its total assets in foreign securities, including ADRs. The Devon Fund may invest no more than 5% of its assets in foreign securities, excluding ADRs and securities of Canadian issuers in which the Fund may invest without limitation.

  Foreign securities include those securities that are issued by foreign corporations. ADRs are securities issued by a U.S. bank that represent the bank's holdings of foreign securities. The holder of an ADR is entitled to the dividends and gains of the underlying foreign securities.

  Options and futures. The Tax-Efficient Equity Fund may invest in options and futures without limitation. The Devon Fund may invest in options and futures if no more than 5% of the Fund's assets are required as margin deposits, and will limit the notional amount of such investment in futures and options contracts to 20% of the Fund's assets. An option represents the right to buy or sell a security at an agreed upon price at a future date. A futures contract is an agreement to purchase or sell a security at a specified price and on a specified date.

  Interest rate swap and index swap agreements. The Tax-Efficient Equity Fund may enter into swap agreements. Swaps are not a principal strategy for the Devon Fund. In an interest rate swap, a fund receives payments from another party based on a fixed interest rate and making payments based on floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a floating interest rate and making payments based on a fixed interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party. Interest rate swaps may be used to adjust a fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that a fund invests in, such as the corporate bond market. The Tax-Efficient Equity Fund may use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

  Restricted securities. The Tax-Efficient Equity Fund may invest in restricted securities without limitation if certain liquidity criteria are satisfied. The Devon Fund currently limits its investments in restricted securities to no more than 5% of the Fund's total assets. This limitation does not, however, include 144A securities, a particular type of restricted securities that is eligible for resale only to qualified institutional buyers, in which the Devon Fund may invest without limitation if certain liquidity criteria are satisfied.

  Illiquid securities. The Tax-Efficient Equity Fund may invest up to 15% of its net assets in illiquid securities. The Devon Fund may invest up to 10% of its total assets in illiquid securities. Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at a price that is approximately equal to their value as assessed by the Fund.

  Temporary Defensive Investments. Both Funds may invest in a temporary defensive manner when the Manager believes that the Fund will be affected by adverse market conditions. When investing in this manner, the Devon Fund may hold a substantial part of its assets in cash or cash equivalents and the Tax-Efficient Equity Fund may hold all of its assets in fixed-income securities, cash, or cash equivalents. To the extent that a Fund invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.

Are there any significant differences between the investment objectives, strategies and investment policies of the Blue Chip Fund and the Devon Fund?

  Investment Objectives. The Blue Chip Fund and the Devon Fund have compatible investment objectives. The Blue Chip Fund's primary objective is long-term capital appreciation. It has a secondary objective of current income. The Devon Fund has an objective of total return. The investment objective for each Fund is non-fundamental.

  Investment Strategy. Although both Funds seek growth and income and invest primarily in common stocks, the Funds differ in their investment strategies. The Blue Chip Fund invests primarily in stocks of large companies that the Fund anticipates to grow significantly faster than the average stock in the unmanaged S&P 500 Index. The Devon Fund invests primarily in common stocks that the Fund anticipates have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency. Investment strategies that focus on above-average increases in the price of a company's stock tend to be more value-oriented. In contrast, investment strategies that focus on increases in a company's earnings tend to be more growth-oriented.

  According to their strategies, the Blue Chip Fund generally focuses on the price of a company's stock, while the Devon Fund generally focuses on a company's earnings. This difference means that, although both Funds use a blend of value and growth, the Blue Chip Fund's strategy is more value-oriented, and the Devon Fund's strategy is more growth-oriented. Both strategies seek capital appreciation.

  Principal Investments. Both Funds primarily invest in equity securities, particularly common stock of large capitalization companies. Each Fund may also invest in securities that may be converted into common stock, provided they meet the investment criteria of the Fund.

  Common stock. The Blue Chip Fund, under normal circumstances, will invest at least 65% of its assets in common stock the Fund considers to be "blue chip" stocks, which generally include stocks issued by companies with market capitalization over $2.5 billion and that exhibit profit growth, dividend payments, quality products and services, and a sound management structure. Historically, the Blue Chip Fund has invested nearly 100% of its assets in common stock, at least 65% of which were blue chip stocks. Generally, the Devon Fund invests 90% to 100% of its assets in common stock in accordance with its investment strategy, but does not focus on blue chip stocks, although it does focus on large capitalization stocks. In addition, the Devon Fund, like the Blue Chip Fund, is generally fully invested in equity securities while typically holding a cash portion of less than 5%.

  Convertible securities. The Blue Chip Fund may invest in convertible securities without limitation. The Devon Fund may invest in convertible securities without limitation; however, it will not invest more than 5% of its net assets in convertible debentures that are rated below investment grade by an independent rating agency, or that are unrated but deemed to be non-investment grade. Convertible debentures are unsecured debt obligations that may be converted into common stock. Other types of convertible securities generally include preferred stock, corporate notes and corporate bonds.

  Additional Investments. Although the Funds normally invest in common stocks, and to a lesser extent in convertible securities, both Funds may also invest in other types of securities. Each Fund has different policies regarding these types of investments.

  Foreign securities and American Depositary Agreements (ADRs). Both Funds may invest in foreign securities and ADRs, but have different limitations on such investments. The Blue Chip Fund may invest up to 20% of its assets in foreign securities, including those from emerging markets. Additionally, the Blue Chip Fund may invest up to 20% of its assets in ADRs, but normally invests less than 10%. The Devon Fund may invest no more than 5% of its assets in foreign securities, excluding ADRs and securities of Canadian issuers in which the Fund may invest without limitation.

  Foreign securities include those securities that are issued by foreign corporations. ADRs are securities issued by a U.S. bank that represent the bank's holdings of foreign securities. The holder of an ADR is entitled to the dividends and gains of the underlying foreign securities.

  Options and futures. The Blue Chip Fund may invest in options and futures for hedging purposes without limitation. The Devon Fund may invest in options and futures if no more than 5% of the Fund's assets are required as margin deposits, and will limit the notional amount of such investment in futures and options contracts to 20% of the Fund's assets. An option represents the right to buy or sell a security at an agreed upon price at a future date. A futures contract is an agreement to purchase or sell a security at a specified price and on a specified date.

  Restricted securities. The Blue Chip Fund may invest in restricted securities without limitation if certain liquidity criteria are satisfied. The Devon Fund currently limits its investments in restricted securities to no more than 5% of the Fund's total assets. This limitation does not, however, apply to 144A securities, a particular type of restricted security that is eligible for resale only to qualified institutional buyers, in which the Devon Fund may invest without limitation if certain liquidity criteria are satisfied.

  Illiquid securities. The Blue Chip Fund may invest up to 15% of its net assets in illiquid securities. The Devon Fund may invest up to 10% of its total assets in illiquid securities. Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at a price that is approximately equal to their value as assessed by the Fund.

  When-issued/delayed delivery investments. The Blue Chip Fund may invest in securities on a when-issued or delayed delivery basis, however, the Fund may not commit more than 15% of its net assets to purchase securities on a when-issued basis. The Devon Fund may invest in securities on a when-issued or delayed delivery basis without limitation. These transactions involve paying for a security before a Fund actually takes delivery of the security.

  Temporary Defensive Investments. Both Funds may invest their assets in a temporary defensive manner when the Manager believes that the Fund will be affected by adverse market conditions. When investing in this manner, each Fund may hold a substantial part of its assets in cash or cash equivalents. To the extent that a Fund invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.

How do the investment restrictions of the Funds differ?

  All of the Funds have adopted identical fundamental investment restrictions, which may not be changed without the approval of a Majority Vote of shareholders. There are, however, differences between the Funds' non-fundamental policies, some of which have been described above. In addition to those differences, the Funds have different non-fundamental policies regarding borrowing, of which the Devon Fund's policy is the most restrictive.

What are the risks factors associated with investments in the Funds?

  Like all investments, an investment in the Funds involves risk. There is no assurance that a Fund will meet its investment objective. The achievement of a Fund's objective depends upon market conditions generally and on the investment manager's analytical and portfolio management skills. As with most investments in mutual funds, the best results are generally achieved when an investment in a Fund is held for a number of years.

  The risks of investing in the Funds are basically the same as the risks of other investments in equity securities of similar quality. The investment risks for the Funds are explained below.

  Market Risk. Market risk is the risk that a majority of securities in a certain market-such as stocks or bonds-will decline in value because of economic conditions, future expectations, or investor confidence. This risk may cause the price fluctuation of a security because of the changes in general economic and interest rate conditions that affect the market as a whole. The Funds seek to manage this risk by maintaining a long-term investment approach.

  Industry and Security Risk. Industry and security risk refers to the risk that the value of securities in a particular industry, or in an individual security, will decline because of changes in performance expectations. Each Fund seeks to manage this risk through diversification and by implementing policies that prohibit concentration. Accordingly, each Fund limits the amount of its investments in any single issuer (diversification) or any single industry (concentration).

  Investments in the Tax-Efficient Equity Fund may be subject to somewhat greater investment risk than the Devon Fund to the extent that investments in companies that pay below average dividends are subject to greater investment risk. The Tax-Efficient Equity Fund uses other tax management techniques, however, in addition to investing in low dividend-paying stocks. The Fund also carefully evaluates the companies in which it invests.

  The Blue Chip Fund seeks to mitigate security risk by investing at least 65% of its assets in blue chip stocks. Although the Devon Fund does not necessarily focus on blue chip stocks, it thoroughly evaluates the investment characteristics of issuers before investing the Fund's assets. To the extent that the Blue Chip Fund invests a greater percentage of its assets in well-established blue chip stocks, as compared to the percentage of Devon Fund's growth-oriented investments, an investment in the Blue Chip Fund may be exposed to less security risk. This may be particularly true in markets that favor value over growth and, conversely, less true in markets favoring growth over value.

  Foreign Risk. Foreign risk is the risk associated with investments in foreign securities, which may be adversely affected by political instability, changes in currency rates, foreign economic conditions or inadequate regulatory controls. Investments in ADRs, which represent an indirect ownership in foreign securities, are subject to the same risks as direct investments in foreign securities. Normally, none of these Funds invests significantly in foreign securities or ADRs. Because the Devon Fund may invest in ADRs to a much greater extent than either the Tax-Efficient Equity Fund or the Blue Chip Fund, in theory at least, it may be exposed to greater foreign securities risk.

  Futures and Options Risk. A Fund may experience a significant loss if the Fund employs an options or futures strategy and the value of the security or index moves in a direction opposite to that anticipated by the Fund's manager. Investments in futures and options also involve additional expenses, which may offset a portion of any profit or increase any losses on the transaction. Because the Tax-Efficient Equity Fund and the Blue Chip Fund have greater flexibility to make these investments, they are theoretically exposed to these risks to a greater extent. As a practical matter, none of the Funds invest significantly in futures or options. In addition, the Funds normally only use futures and options for defensive purposes, such as protecting increases in the value of a security without realizing taxable gain.

  Liquidity Risk. Liquidity risk is the possibility that the Funds' portfolio assets cannot be readily sold within seven days at the approximate price that the Fund values the security. The Funds seek to mitigate liquidity risk by limiting their investments in illiquid securities.

  Interest Rate Risk. Because the Funds normally invest most of their assets in equity securities, interest rate risk is not a significant type of risk for these Funds. To the extent that a Fund invests in convertible debt obligations, however, a Fund may be affected by adverse changes in interest rates.


                               VOTING INFORMATION

How many votes are necessary to approve the Plan?

  Provided that a quorum is present, the approval of the Plan for each Acquired Fund requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of an Acquired Fund held on the Record Date. If sufficient votes to approve the proposal for an Acquired Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to that Fund to permit further solicitations of proxies. The holders of a majority of shares of an Acquired Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the chairperson of the Meeting.

  Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

How do I ensure my vote is accurately recorded?

  You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. You may also call toll-free to vote by telephone, or you may vote using the Internet. The insert accompanying this Proxy Statement/Prospectus describes how to vote using these methods.

Can I revoke my proxy?

  You may revoke your proxy at any time before it is voted by sending a written notice to the Trust for your Fund expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

  The Board of Trustees of each Trust does not intend to bring any matters before the Meeting other than that described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

  Only shareholders of record of each Acquired Fund at the close of business on May 30, 2001 (the "Record Date") will be entitled to vote at the Meeting. As of the Record Date, there were 3,755,793.818 outstanding shares of the Tax-Efficient Equity Fund and 4,650,146.618 outstanding shares of the Blue Chip Fund.

What other solicitations will be made?

  Each Acquired Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Acquired Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of each Trust, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. The Trusts may engage a proxy solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders, which is expected to cost approximately $4,500. The costs of any such additional solicitation and of any adjourned session will be shared by the following parties in the percentages indicated: 25% by the Acquired Fund, 25% by the Devon Fund, and 50% by the Manager.

Are there dissenters' rights?

  Shareholders of the Acquired Funds will not be entitled to any "dissenters' rights" since each proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the Closing Date. After the Closing Date, you may redeem your Devon Fund Shares or exchange them into shares of certain other funds in the Delaware Investments Family of Funds, subject to the terms of the prospectus of the fund whose shares are being acquired.

                        INFORMATION ABOUT THE DEVON FUND


  Information about the Devon Fund is included in the Devon Fund Prospectus, which is attached hereto and considered a part of this Joint Proxy Statement/ Prospectus. Additional information about the Devon Fund is included in its Statement of Additional Information dated December 29, 2000 and the Statement of Additional Information dated June 1, 2001 (relating to this Joint Prospectus/Proxy Statement), each of which is incorporated by reference herein. You may request free copies of the Statements of Additional Information, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Surviving Trust at Delaware Investments, Attention: Account Services, 1818 Market Street, Philadelphia, PA 19103-3682.

  This Joint Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Devon Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Devon Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

                INFORMATION ABOUT THE TAX-EFFICIENT EQUITY FUND

  Information about the Tax-Efficient Equity Fund is included in its current Prospectus, Annual Report to Shareholders, Semi-Annual Report to Shareholders, Statement of Additional Information dated June 29, 2000, and the Statement of Additional Information dated June 1, 2001 (relating to this Joint Proxy Statement/Prospectus), each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trust at Delaware Investments, Attention: Account Services, 1818 Market Street, Philadelphia, PA 19103-3682.

                      INFORMATION ABOUT THE BLUE CHIP FUND


  Information about the Blue Chip Fund is included in its current Prospectus, Annual Report to Shareholders, Semi-Annual Report to Shareholders, Statement of Additional Information dated January 29, 2001, and the Statement of Additional Information dated June 1, 2001 (relating to this Joint Proxy Statement/Prospectus), each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trust at Delaware Investments, Attention: Account Services, 1818 Market Street, Philadelphia, PA 19103-3682.

                          INFORMATION ABOUT EACH FUND

  Each Fund files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or from the SEC's Internet site at http:\\www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

                          PRINCIPAL HOLDERS OF SHARES


  On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of its Acquired Fund.

  To the best knowledge of each Acquired Fund, as of the Record Date, no person, except as set forth in the following table, owned of record 5% or more of the outstanding shares of any class of that Acquired Fund. Each Acquired Fund has no knowledge of beneficial ownership.

-----------------------------------------------------------------------------------------------------------------------------------
Class                                                               Name and Address of Account           Share Amount   Percentage
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Efficient                                                Merrill Lynch, Pierce, Fenner & Smith          138,197         6.98%
Equity Fund                                                  For the Sole Benefit of its Customers
Class B                                                      Attention: Fund Administration SEC #97RJ7
                                                             4800 Deer Lake Drive East, 2nd Floor
                                                             Jacksonville, FL 32246-6484

Tax-Efficient                                                Merrill Lynch, Pierce, Fenner & Smith           86,147        19.62%
Equity Fund                                                  For the Sole Benefit of its Customers
Class C                                                      Attention: Fund Administration SEC #97RJ9
                                                             4800 Deer Lake Drive East, 2nd Floor
                                                             Jacksonville, FL 32246

                                                             AIMS Inc. 15                                    29,910         6.81%
                                                             McCullough Drive
                                                             New Castle, DE 19720

Tax-Efficient                                                Delaware Management Company, Inc.                    1        84.39%
Equity Fund                                                  Attention: Joseph H. Hastings
Institutional Class                                          1818 Market Street, 7th Floor
                                                             Philadelphia, PA 19103

                                                             DSC                                              0.092         7.76%
                                                             Control Account
                                                             Attention: Stephen Busch
                                                             1818 Market Street
                                                             Philadelphia, PA 19103

                                                             DSC                                              0.092         7.76%
                                                             Control Account
                                                             Attention: Stephen Busch
                                                             1818 Market Street
                                                             Philadelphia, PA 19103

Blue Chip Fund                                               Merrill Lynch, Pierce, Fenner & Smith           52,817         6.00%
Class B                                                      For the Sole Benefit of its Customers
                                                             Attention: Fund Administration
                                                             4800 Deer Lake Drive East, 3rd Floor
                                                             Jacksonville, FL 32246-6484

Blue Chip Fund                                               Merrill Lynch, Pierce, Fenner & Smith           21,003         6.60%
Class C                                                      For the Sole Benefit of its Customers
                                                             Attention: Fund Administration
                                                             4800 Deer Lake Drive East, 3rd Floor
                                                             Jacksonville, FL 32246-6484

                                                             Arlene V. Simmons TTEE &                        16,525         5.19%
                                                             John W. Baker TTEE
                                                             Warren W. Simmons Trust
                                                             U/A dtd 12/02/98
                                                             1 Honeysuckle Ct
                                                             Bloomington, IL 61704

                                       20

-----------------------------------------------------------------------------------------------------------------------------------
Class                                                                 Name and Address of Account         Share Amount   Percentage
-----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                  RS DMC Employee Profit Sharing Plan          47,680        77.61%
Institutional Class                                             Delaware Management Company
                                                                Employee Profit Sharing Trust
                                                                Attn: Rick Seidel
                                                                1818 Market Street
                                                                Philadelphia, PA 19103-3682

                                                                RS DMTC 401K                                 8,978         14.61%
                                                                Plan Woolridge Heating & Air 401K Plan
                                                                14179 Wards Road
                                                                Lynchburg, VA 24502

  On the Record Date, the officers and trustees of the Surviving Trust, as a group, owned less than 1% of the outstanding shares of the Devon Fund.

  To the best knowledge of the Devon Fund, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding voting shares of each class of the Devon Fund. The Devon Fund has no knowledge of beneficial ownership.

-----------------------------------------------------------------------------------------------------------------------------------
Class                                                                 Name and Address of Account         Share Amount   Percentage
-----------------------------------------------------------------------------------------------------------------------------------
Devon Fund                                                       Merrill Lynch, Inc.                        205,961         5.98%
Class B                                                          Mutual Fund Operations
                                                                 Attention: Book Entry
                                                                 4800 Deer Lake Drive East, 3rd Floor
                                                                 Jacksonville, FL 32246

Devon Fund                                                       Merrill Lynch, Pierce, Fenner & Smith       61,132         8.98%
Class C                                                          For the Sole Benefit of its Customers
                                                                 SEC 97H05
                                                                 Attention: Fund Administration
                                                                 4800 Deer Lake Drive East, 2nd Floor
                                                                 Jacksonville, FL 32246-6484

Devon Fund                                                       RS 401(k) Plan                             242,208        36.96%
Institutional Class                                              Waterfield Group 401(k) Plan
                                                                 Attention: Retirement Plans
                                                                 1818 Market Street
                                                                 Philadelphia, PA 19103-3638

                                                                 RS DMC Employee Profit Sharing Plan        163,229        24.91%
                                                                 Delaware Management Company
                                                                 Employee Profit Sharing Trust
                                                                 Attn: Rick Seidel
                                                                 1818 Market Street
                                                                 Philadelphia, PA 19103-3638

                                                                 RS DMTC 401(k) Plan                        160,002        24.41%
                                                                 Strick Corporation
                                                                 1818 Market Street
                                                                 Philadelphia, PA 19103-3638

                                  EXHIBITS TO

                        JOINT PROXY STATEMENT/PROSPECTUS
Exhibit
-------
   A Form of Agreement and Plan of Reorganization between each Trust (on behalf of each Acquired Fund) and the Surviving Trust (on behalf of the Devon Fund)

   B Prospectus of the Devon Fund, dated December 29, 2000, incorproated herein by reference from Post-Effective Amendment No. 112 filed 12/28/00.

   C Annual Report to Shareholders of the Devon Fund for the fiscal year ended October 31, 2000, incorproated by reference from N-30D filed 12/21/00.

                                                                      EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION, made as of this ___ day of ________ 2001, by and between Delaware Group [ ] (the "[Surviving] Trust"), a business trust created under the laws of the State of Delaware, with its principal place of EXHIBIT A business at 3400 One Commerce Square, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware [ ] Fund ("[Surviving] Fund"), and [Delaware Group/Voyageur] [ ] [Fund/Trust] (the "[Target] Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business also at One Commerce Square, 34th Floor, Philadelphia, Pennsylvania 19103, on behalf of its series Delaware [ ] Fund ("[Target] Fund") .

                             PLAN OF REORGANIZATION

  The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the [Surviving] Trust on behalf of the [Surviving] Fund of substantially all of the property, assets and goodwill of the [Target] Fund in exchange solely for shares of beneficial interest, no par value, of the [Surviving] Fund - Class A ("[Surviving] Fund Class A Shares"), shares of beneficial interest, no par value, of the [Surviving] Fund - Class B ("[Surviving] Fund Class B Shares"), [and] shares of beneficial interest, no par value, of the [Surviving] Fund - Class C shares ("[Surviving] Fund Class C Shares"), [and shares of beneficial interest, no par value of the [Surviving] Fund - Institutional Class ("[Surviving] Fund Institutional Class Shares")], and the assumption by the [Surviving] Trust on behalf of the [Surviving] Fund of all of the liabilities of the [Target] Fund;
(ii) the distribution of (a) [Surviving] Fund Class A shares to the shareholders of [Target] Fund - Class A Shares ("[Target] Fund Class A Shares"), (b) [Surviving] Fund Class B Shares to the shareholders of [Target] Fund - Class B Shares ("[Target] Fund Class B Shares"), [and] (c)
[Surviving] Fund Class C Shares to the shareholders of [Target] Fund - Class C Shares ("[Target] Fund Class C Shares") [, and (d) [Surviving] Fund Institutional Class Shares to the shareholders of [Target] Fund - Institutional Class Shares ("[Target] Fund Institutional Class Shares")], according to their respective interests in complete liquidation of the [Target] Fund; and (iii) the dissolution of the [Target] Fund as soon as practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

                                   AGREEMENT

  In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

  1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the [Target] Fund

   (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the [Surviving] Trust herein contained, and in consideration of the delivery by the [Surviving] Trust of the number of its shares of beneficial interest of the [Surviving] Fund hereinafter provided, the [Target] Trust, on behalf of the [Target] Fund, agrees that it will sell, convey, transfer and deliver to the [Surviving] Trust, on behalf of the [Surviving] Fund, at the Closing provided for in
Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the [Target] Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the [Target] Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the [Target] Fund's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the [Target] Fund as liability reserves, (2) to discharge all of the [Target] Fund's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the trustees of the [Target] Trust shall reasonably deem to exist against the [Target] Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the [Target] Fund (hereinafter "Net Assets"). The [Target]
Trust, on behalf of the [Target] Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The [Target] Trust agrees to use commercially reasonable efforts to identify all of the

[Target] Fund's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

   (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the [Target] Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the [Surviving] Trust agrees at the Closing to assume the Liabilities, on behalf of the [Surviving] Fund, and to deliver to the [Target] Fund: (i) the number of [Surviving] Fund Class A Shares, determined by dividing the net asset value per share of [Surviving] Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of [Target] Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the [Target] Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of [Surviving] Fund Class B Shares, determined by dividing the net asset value per share of [Surviving] Fund Class B Shares as of Close of Business on the Valuation Date by the net asset value per share of [Target] Fund Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of [Target] Fund Class B Shares as of Close of Business on the Valuation Date; [and] (iii) the number of [Surviving] Fund Class C Shares, determined by dividing the net asset value per share of [Surviving] Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of [Target] Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of [Target] Fund Class C Shares as of Close of Business on the Valuation Date [.][; and (iv) the number of [Surviving] Fund Institutional Class Shares, determined by dividing the net asset value per share of [Surviving] Fund Institutional Class Shares as of Close of Business on the Valuation Date by the net asset value per share of [Target] Fund Institutional Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of [Target] Fund Institutional Class Shares as of Close of Business on the Valuation Date.] All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

   (c) As soon as practicable following the Closing, the [Target] Fund shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the [Surviving] Fund received by the [Target] Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the [Surviving] Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the [Target] Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the [Surviving] Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the [Surviving] Fund will be issued to shareholders of the [Target] Fund Shares irrespective of whether such shareholders hold their shares in certificated form.

              [If certificates are outstanding add the following:

   (d) At the Closing, each shareholder of record of the [Target] Trust shall be entitled to surrender the same to the transfer agent for the [Surviving] Trust and request in exchange therefor a certificate or certificates representing the number of whole shares of beneficial interest of the class of [Surviving] Fund shares into which the corresponding shares of beneficial interest of the [Target] Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interest of the [Surviving] Trust shall not be issued, but such fractional shares shall continue to be carried by the [Surviving] Trust in book entry form for the account of such shareholder. Until so surrendered, each outstanding certificate, which, prior to Closing, represented shares of beneficial interest of the [Target] Fund, shall be deemed for all [Surviving] Fund purposes to evidence ownership of the number of shares of beneficial interest of the [Surviving] Fund into which the shares of beneficial interest of the [Target] Fund (which prior to Closing were represented thereby) have been converted.]

   (e) At the Closing, each shareholder of record of the [Target] Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the [Target] Fund that such person had on such Distribution Record Date.

  2. Valuation

   (a) The value of the [Target] Fund's Net Assets to be acquired by the [Surviving] Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the [Target] Fund's currently effective prospectus and statement of additional information.

   (b) The net asset value of a share of beneficial interest of the [Surviving] Fund Class A Shares, [Surviving] Fund Class B Shares, [and] [Surviving] Fund Class C Shares [, and [Surviving] Fund Institutional Class Shares] shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the [Surviving] Fund's currently effective prospectus and statement of additional information.

   (c) The net asset value of a share of beneficial interest of the [Target] Fund Class A Shares, [Target] Fund Class B Shares, [and] [Target] Fund Class C Shares [, and [Target] Fund Institutional Class Shares] shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the [Target] Fund's currently effective prospectus and statement of additional information.

  3. Closing and Valuation Date

   The Valuation Date shall be July 19, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the [Surviving] Trust, 3400 One Commerce Square, Philadelphia, Pennsylvania 19103 at approximately 9:00 a.m. Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the [Surviving] Trust or [Target] Trust, accurate appraisal of the value of the net assets of the [Target] Fund or the [Surviving] Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the [Target] Fund and the [Surviving] Fund is practicable in the judgment of the [Surviving] Trust and [Target] Trust. The [Target] Trust shall have provided for delivery as of the Closing of those Net Assets of the [Target] Fund to be transferred to the [Surviving Fund's] Custodian, [Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258] [The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245] [Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, MN 55402]. Also, the [Target] Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of its [Target] Fund Shares, and the number of shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The [Surviving] Trust shall issue and deliver a certificate or certificates evidencing the shares of the [Surviving] Fund to be delivered at the Closing to said transfer agent registered in such manner as the [Target] Trust may request, or provide evidence satisfactory to the [Target] Trust that such shares of beneficial interest of the [Surviving] Fund have been registered in an open account on the books of the [Surviving] Fund in such manner as the [Target] Trust may request.

  4. Representations and Warranties by the [Target] Trust

   The [Target] Trust represents and warrants to the [Surviving] Trust that:

   (a) The [Target] Trust is a business trust created under the laws of the [State of Delaware] [Commonwealth of Massachusetts] on [December 17, 1998] [September 17, 1991], and is validly existing and in good standing under the laws of that [State] [Commonwealth]. The [Target] Trust, of which the [Target] Fund is a [diversified] [non-diversified] separate series, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

   (b) The [Target] Trust is authorized to issue an unlimited number of shares of beneficial interest of the [Target] Fund, without par value. Each outstanding share of the [Target] Fund is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable.

   (c) The financial statements appearing in the [Target] Fund Annual Report to Shareholders for the fiscal year ended [February 28/April 30, 2001] [July 31/ August 31/October 31/November 30, 2000], audited by Ernest & Young, LLP, copies of which have been delivered to the [Surviving] Trust, fairly present the financial position of the [Target] Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of the [Target] Fund made available to the [Surviving] Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the [Target] Fund.

   (e) The statement of assets and liabilities to be furnished by the [Target] Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the [Surviving] Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the [Target] Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (g) The [Target] Trust has the necessary power and authority to conduct its business and the business of the [Target] Fund as such businesses are now being conducted.

   (h) The [Target] Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

   (i) The [Target] Trust has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the [Target] Fund's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

   (j) Neither the [Target] Trust nor the [Target] Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

   (k) The [Target] Trust does not have any unamortized or unpaid organizational fees or expenses.

   (l) The [Target] Fund has since its inception satisfied, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

  5. Representations and Warranties by the [Surviving] Trust

   The [Surviving] Trust represents and warrants to the [Target] Trust that:

   (a) The [Surviving] Trust is a business trust created under the laws of the State of Delaware on December 17, 1998, and is validly existing and in good standing under the laws of that State. The [Surviving] Trust, of which the [Surviving] Fund is a [diversified] [non-diversified] separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

   (b) The [Surviving] Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the [Surviving] Fund. Each outstanding share of the [Surviving] Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable. The shares of beneficial interest of the [Surviving] Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

   (c) At the Closing, each class of shares of beneficial interest of the [Surviving] Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the [Target] Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

   (d) The statement of assets and liabilities of the [Surviving] Fund to be furnished by the [Surviving] Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the [Surviving] Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the [Surviving] Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (e) At the Closing, the [Surviving] Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (f) The [Surviving] Trust has the necessary power and authority to conduct its business and the business of the [Surviving] Fund as such businesses are now being conducted.

   (g) The [Surviving] Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

   (h) The [Surviving] Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

   (i) Neither the [Surviving] Trust nor the [Surviving] Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

   (j) The books and records of the [Surviving] Fund made available to the [Target] Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the [Surviving] Fund.

   (k) The [Surviving] Fund has since its inception satisfied, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

  6. Representations and Warranties by the [Target] Trust and the [Surviving] Trust

   The [Target] Trust and the [Surviving] Trust each represents and warrants to the other that:

   (a) There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

   (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

   (c) It has duly and timely filed, on behalf of the [Target] Fund or the [Surviving] Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such [Target] Fund or [Surviving] Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such [Target] Fund or [Surviving] Fund. On behalf of the [Target] Fund or the [Surviving] Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the [Target] Fund or [Surviving] Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the [Target] Fund or [Surviving] Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the [Target] Fund or [Surviving] Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the [Target] Fund or [Surviving] Fund, as appropriate.

   (d) All information provided to the [Target] Trust by the [Surviving] Trust, and by the [Target] Trust to the [Surviving] Trust, for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Agreement pursuant to which approval of the [Target] shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

   (e) Except in the case of the [Target] Trust with respect to the approval of the [Target] Fund's shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or [Delaware] [Massachusetts] business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

  7. Covenants of the [Target] Trust

   (a) The [Target] Trust covenants to operate business of the [Target] Fund as presently conducted between the date hereof and the Closing.

   (b) The [Target] Trust undertakes that the [Target] Fund will not acquire the shares of beneficial interest of the [Surviving] Fund for the purpose of making distributions thereof other than to the [Target] Fund's shareholders.

   (c) The [Target] Trust covenants that by the Closing, all of the [Target] Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

   (d) The [Target] Trust will at the Closing provide the [Surviving] Trust with:

           (1) A statement of the respective tax basis of all investments to be transferred by the [Target] Fund to the [Surviving] Fund.

           (2) A copy of the shareholder ledger accounts for all of the shareholders of record of the [Target] Fund's shares as of the Close of Business on the Valuation Date, who are to become holders of the [Surviving] Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

   (e) The [Target] Trust agrees to mail to each shareholder of record entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

   (f) The [Target] Trust shall supply to the [Surviving] Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

  8. Covenants of the [Surviving] Trust

   (a) The [Surviving] Trust covenants that the shares of beneficial interest of the [Surviving] Fund to be issued and delivered to the [Target] Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the [Surviving] Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

   (b) The [Surviving] Trust covenants to operate the business of the [Surviving] Fund as presently conducted between the date hereof and the Closing.

   (c) The [Surviving] Trust covenants that by the Closing, all of the [Surviving] Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

   (d) The [Surviving] Trust shall supply to the [Target] Trust, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

   (e) The [Surviving] Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the [Surviving] Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the [Target] Fund's shareholders' meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  9. Conditions Precedent to be Fulfilled by the [Target] Trust and the [Surviving] Trust

   The obligations of the [Target] Trust and the [Surviving] Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

   (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

   (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

   (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

   (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the [Target] Fund at an annual or special meeting or any adjournment thereof.

   (e) That the [Target] Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

   (f) That prior to or at the Closing, the [Target] Trust and the [Surviving] Trust shall receive an opinion from Stradley, Ronon, Stevens & Young, LLP ("SRSY") to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the [Target] Trust and the [Surviving] Trust in certificates delivered to SRSY:

           (1) The acquisition by the [Surviving] Fund of substantially all of the assets and the assumption of the liabilities of the [Target] Fund in exchange solely for the [Surviving] Fund shares to be issued pursuant to
     Section 1 hereof, followed by the distribution by the [Target] Fund to its shareholders of the [Surviving] Fund shares in complete liquidation of the [Target] Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the [Surviving] Fund and the [Target] Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

           (2) No gain or loss will be recognized by the [Target] Fund upon the transfer of substantially all of its assets to and the assumption of the liabilities by the [Target] Fund in exchange solely for the voting shares of the [Surviving] Fund (to be issued in accordance with Section 1 hereof) under to Section 361(a) and Section 357(a) of the Code;

           (3) No gain or loss will be recognized by the [Surviving] Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the [Target] Fund in exchange solely for the voting shares of the [Surviving] Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

           (4) No gain or loss will be recognized by the [Target] Fund upon the distribution of the [Surviving] Fund shares to the [Target] Fund shareholders in accordance with Section 1 hereof in liquidation of the [Target] Fund under Section 361(c)(1) of the Code.

           (5) The basis of the assets of the [Target] Fund received by the [Surviving] Fund will be the same as the basis of such assets to the [Target] Fund immediately prior to the exchange under Section 362(b) of the Code;

           (6) The holding period of the assets of the [Target] Fund received by the [Target] Fund will include the period during which such assets were held by the [Target] Fund under Section 1223(2) of the Code;

           (7) No gain or loss will be recognized by the shareholders of the [Target] Fund upon the exchange of their shares in the [Target] Fund for the voting shares (including fractional shares to which they may be entitled) of the [Surviving] Fund (to be issued in accordance with
     Section 1 hereof) under Section 354(a) of the Code;

           (8) The basis of the [Surviving] Fund shares received by the [Target] Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the [Target] Fund exchanged therefor under Section 358(a)(1) of the Code;

           (9) The holding period of the [Surviving] Fund's shares received by the [Target] Fund's shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the [Target] Fund's shares surrendered in exchange therefor, provided that the [Target] Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

           (10) The [Surviving] Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (the "Treasury Regulations")) the items of the [Target] Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

   (g) That the [Surviving] Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the [Target] Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

           (1) The [Target] Trust was created as a business trust under the laws of the [State of Delaware] [Commonwealth of Massachusetts] on [December 17, 1998] [September 17, 1991], and is validly existing and in good standing under the laws of the [State of Delaware] [Commonwealth of Massachusetts];

           (2) The [Target] Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the [Target] Trust and of the [Target] Fund. Assuming that the initial shares of beneficial interest of the [Target] Fund were issued in accordance with the 1940
     Act, and the Agreement and Declaration of Trust and By-Laws of the [Target] Trust, and that all other such outstanding shares of the [Target] Fund were sold, issued and paid for in accordance with the terms of the [Target] Fund prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, and except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable and has full voting rights;

           (3) The [Target] Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

           (4) Except as disclosed in the [Target] Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the [Target] Trust, the unfavorable outcome of which would materially and adversely affect the [Target] Trust or the [Target] Fund;

           (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the [Target] Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and [Delaware] [Massachusetts] laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

           (6) Neither the execution, delivery nor performance of this Agreement by the [Target] Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the [Target] Trust is a party or by which the [Target] Trust is otherwise bound; and

           (7) This Agreement has been duly and validly authorized, executed and delivered by the [Target] Trust and represents the legal, valid and binding obligation of the [Target] Trust and is enforceable against the [Target] Trust in accordance with its terms.

   In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the [Target] Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the [Target] Trust.

   (h) That the [Target] Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the [Surviving] Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

           (1) The [Surviving] Trust was created as a business trust under the laws of the State of Delaware on December 17, 1998, and is validly existing and in good standing under the laws of the State of Delaware;

           (2) The [Surviving] Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Assuming that the initial shares of beneficial interest of the [Surviving] Fund were issued in accordance with the 1940 Act and the [Surviving] Trust's Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the [Surviving] Fund were sold, issued and paid for in accordance with the terms of the [Surviving] Fund's prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, freely transferable and has full voting rights;

           (3) The [Surviving] Trust is an open-end investment company of the management type registered as such under the 1940 Act;

           (4) Except as disclosed in the [Surviving] Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the [Surviving] Trust, the unfavorable outcome of which would materially and adversely affect the [Surviving] Trust or the [Surviving] Fund;

           (5) The shares of beneficial interest of the [Surviving] Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been duly and validly issued and fully paid and will be non-assessable by the [Surviving] Trust or the [Surviving] Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

           (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the [Surviving] Trust of the transactions contemplated by this

     Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

           (7) Neither the execution, delivery nor performance of this Agreement by the [Surviving] Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the [Surviving] Trust is a party or by which the [Surviving] Trust is otherwise bound; and

           (8) This Agreement has been duly and validly authorized, executed and delivered by the [Surviving] Trust and represents the legal, valid and binding obligation of the [Surviving] Trust and is enforceable against the [Surviving] Trust in accordance with its terms.

   In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the [Surviving] Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the [Surviving] Trust.

   (i) That the [Surviving] Trust's Registration Statement with respect to the shares of beneficial interest of the [Surviving] Fund to be delivered to the [Target] Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (j) That the shares of beneficial interest of the [Surviving] Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the [Surviving] Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each [Target] Fund shareholder.

   (k) That at the Closing, the [Target] Trust, on behalf of the [Target] Fund, transfers to the [Surviving] Fund aggregate Net Assets of the [Target] Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the [Target] Fund at the Close of Business on the Valuation Date.

  10. Fees and Expenses; Other Agreements

   (a) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne one-quarter by the [Target] Fund, one-quarter by the [Surviving] Fund, one-quarter by the [Target Fund's Adviser], and one-quarter by the [Surviving Fund's Adviser].

   (b) Any other provision of this Agreement to the contrary notwithstanding, any liability of the [Target] Trust under this Agreement with respect to any series of the [Target] Trust, or in connection with the transactions contemplated herein with respect to any series of the [Target] Trust, shall be discharged only out of the assets of that series of the [Target] Trust, and no other series of the [Target] Trust shall be liable with respect thereto.

  11. Termination; Waiver; Order

   (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the [Target] Fund) prior to the Closing as follows:

           (1) by mutual consent of the [Target] Trust and the [Surviving]
     Trust;

           (2) by the [Surviving] Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the [Surviving] Trust; or

           (3) by the [Target] Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the [Target] Trust.

   (b) If the transactions contemplated by this Agreement have not been consummated by ________ ___, 2001, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the [Target] Trust and the [Surviving] Trust.

   (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the [Target] Trust or the [Surviving] Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

   (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the [Target] Trust or the [Surviving] Trust, respectively (whichever is entitled to the benefit thereof).

   (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

   (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the [Target] Trust or the Board of Trustees of the [Surviving] Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the [Target] Fund, unless such further vote is required by applicable law, or by mutual consent of the parties.

  12. Final Tax Returns and Forms 1099 of the [Target] Fund

   (a) After the Closing, the [Target] Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the [Target] Trust with respect to the [Target] Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

   (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the [Target] Trust or the [Target] Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the [Target] Fund to the extent such expenses have been or should have been accrued by the [Target] Fund in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement; any excess expenses shall be borne by [(typically) a third party other than the [Surviving] Trust or the [Target] Trust or their respective series] at the time such Tax returns and Forms 1099 are prepared.

  13. Cooperation and Exchange of Information

   The [Surviving] Trust and the [Target] Trust will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the [Target] Fund and [Surviving] Fund for its taxable period first ending after the Closing and for all prior taxable periods.

  14. Entire Agreement and Amendments

   This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

  15. Counterparts

   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

  16. Notices

   Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the [Target] Trust or the [Surviving] Trust at 3400 One Commerce Square, Philadelphia, PA 19103, Attention: Secretary.

  17. Governing Law

   This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

  18. Effect of Facsimile Signature

   A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

   IN WITNESS WHEREOF, the [Target] Trust and the [Surviving] Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.


                                       [Target] Trust, on behalf of the
                                       [Target] Fund



                                       By: _________________________

                                       Title:________________________



                                       [Surviving] Trust, on behalf of the
                                       [Surviving] Fund



                                       By:__________________________

                                       Title:_________________________

                                                                   -------------
DELAWARE INVESTMENTS                                                 First Class
C/O PROXY TABULATOR                                                 U.S. Postage
P.O. BOX 9132                                                           Paid
HINGHAM, MA 02043-9132                                                 Proxy
                                                                     Tabulator
                                                                   -------------














VOTE BY TOUCH-TONE PHONE OR THE INTERNET
---- -- ----- ---- ----- -- --- --------

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OR LOG ON TO WWW.PROXYWEB.COM
             ----------------

(SEE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS TO VOTE BY INTERNET OR TELEPHONE)



          p Please fold and detach card at perforation before mailing p


                                    SPECIAL SHAREHOLDER MEETING -- JULY 26, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the fund named above (the "Fund") a series of the Trust (as defined in the proxy statement) to be held at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania, on Thursday, July 26, 2001 at 11:00 A.M., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                               Date _______________________ 2001

                            THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE DATE AND SIGN.
                            ----------------------------------------------------

                            ----------------------------------------------------
                            Signature(s) (Joint Owners)(PLEASE SIGN WITHIN BOX)

                     PLEASE DATE AND SIGN NAME OR NAMES ABOVE AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                            PC 2
          p Please fold and detach card at perforation before mailing p




Please fill in box as shown using black or blue ink or number 2 pencil. [X]


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
                                                       FOR    AGAINST    ABSTAIN
                                                        O        O          O



1. To approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Delaware Group Equity Funds I, on behalf of Delaware Devon Fund, that provides for: (i) the acquisition of substantially all of the assets, subject to the liabilities, of the Fund in exchange for shares of the Delaware Devon Fund; and(ii) the dissolution of the Fund


                                                                            PC 2

                          YOUR PROXY VOTE IS IMPORTANT!


It's Fast and Convenient.

The accompanying materials outline important matters affecting your Delaware Investments Fund. Your vote is important so we want to make voting as fast, easy and convenient as possible. You can now vote through the Internet or telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.


DO NOT MAIL THE PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE


To Vote By Internet:

o Read the accompanying materials and have your Proxy Card at hand.
o Go to website www.proxyweb.com or www.DelawareInvestments.com and click on "Proxy Voting".
o Enter the Control Number found on your Proxy Card.
o Follow the simple instructions.



To Vote By Telephone:

o Read the accompanying materials and have your Proxy Card at hand.
o Call toll-free 1.888.221.0697.
o Enter the Control Number found on your Proxy Card.
o Follow the simple Instructions.



                             Your Vote Is Important

                 If you have any questions, call 1.800.523.1918



Registered Shareholders

Part B
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                          DELAWARE GROUP EQUITY FUNDS I
                               Dated June 1, 2001


Acquisition of the Assets of the

DELAWARE TAX-EFFICIENT EQUITY FUND
(a series of Voyageur Mutual Funds III)

and

DELAWARE BLUE CHIP FUND
(a series of Delaware Group Equity Funds II)


By and in exchange for shares of the

DELAWARE DEVON FUND
(a series of Delaware Group Equity Funds I)


         This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets, subject to the liabilities, of Delaware Tax-Efficient Equity Fund and the Delaware Blue Chip Fund (together, the "Acquired Funds") for shares of Delaware Devon Fund.

         This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

         1. Statement of Additional Information of Delaware Devon Fund, dated December 29, 2000, incorporated by reference from Post-Effective Amendment No. 112 filed 12/28/00.

         2. Annual Report of Delaware Tax-Efficient Equity Fund for the fiscal year ended April 30, 2000, incorporated by reference from N-30D filed 6/28/00.

         3. Semi-Annual Report of Delaware Tax-Efficient Equity Fund for the fiscal period ended October 31, 2000, incorporated by reference from N-30D filed 12/28/00.

         4. Annual Report of Delaware Blue Chip Fund for the fiscal year ended November 30, 2000, incorporated by reference from N-30D filed 1/26/01.

         5. Pro Forma Financial Statements for the Reorganization of Delaware Tax-Efficient Equity Fund into Delaware Devon Fund.

         6. Pro Forma Financial Statements for the Reorganization of Delaware Blue Chip Fund into Delaware Devon Fund.

         This SAI is not a prospectus; you should read this SAI in conjunction with the Joint Proxy Statement/Prospectus dated June 1, 2001, relating to the above-referenced transaction. You can request a copy of the Joint Proxy Statement/Prospectus by calling 1-800-523-1918 or by writing to the Devon Fund at Attention: Account Services, 1818 Market Street, Philadelphia, PA 19103-3682.

        Pro Forma Financial Statements for the Reorganization of Delaware
               Tax-Efficient Equity Fund into Delaware Devon Fund.


Delaware Devon Fund
Pro Forma Portfolio of Investments(C)
As of October 31, 2000
(Unaudited)

                                                                                                             Delaware
                                                          % of Net         Delaware Devon Fund         Tax-Efficient Equity Fund
                                                           Assets       Shares/Par   Market Value      Shares/Par     Market Value
                                                         -----------  ----------------------------  -------------------------------
Common Stocks                                                97.27%
     Aerospace & Defense                                      1.29%
        Honeywell International                                               41,850 $  2,252,053               9,687 $    521,282
                                                                                     -------------                    -------------
                                                                                        2,252,053                          521,282
                                                                                     -------------                    -------------
     Banking, Finance & Insurance                            20.48%
        American International Group                                          22,743    2,228,814               6,812      667,576
        Axa Financial                                                         58,700    3,173,469              17,500      946,094
        Capital One Financial                                                 55,600    3,509,750              16,400    1,035,250
        Chase Manhattan                                                       76,400    3,476,200              22,800    1,037,400
        Citigroup                                                             52,766    2,776,811              15,933      838,474
        Dime Bancorp                                                          61,000    1,490,687              18,000      439,875
        Federal Home Loan                                                    123,800    7,428,000              24,100    1,446,000
        Fleet Boston Financial                                               106,900    4,062,200              31,100    1,181,800
        J P Morgan                                                             8,800    1,456,400               2,600      430,300
        MBNA                                                                  65,400    2,456,587              19,500      732,469
        Merrill Lynch & Company                                               13,900      973,000               4,100      287,000
        Morgan Stanley Dean Witter                                            18,900    1,517,906               5,700      457,781
                                                                                     -------------                    -------------
                                                                                       34,549,824                        9,500,019
                                                                                     -------------                    -------------
     Chemicals                                                1.15%
        Dow Chemical                                                          62,200    1,904,875              18,500      566,563
                                                                                     -------------                    -------------
                                                                                        1,904,875                          566,563
                                                                                     -------------                    -------------
     Computers & Technology                                  19.78%
        America Online                                                        48,800    2,460,984              14,800      746,364
        Cisco Systems                                                         60,600    3,264,825              18,000      969,750
        Compaq Computer                                                      120,900    3,676,569              35,900    1,091,719
        Electronic Data Systems                                               43,800    2,055,862              13,100      614,881
        EMC                                                                   31,500    2,805,469               9,300      828,281
        First Data                                                            62,300    3,122,787              18,400      922,300
        Gateway                                                               51,500    2,657,915              15,400      794,794
        Hewlett-Packard                                                       63,200    2,934,850              18,000      835,875
        International Business Machines                                       25,600    2,521,600               7,300      719,050
        Microsoft                                                             58,100    4,001,638              19,500    1,343,063
        Oracle                                                                90,000    2,970,000              36,300    1,197,900
                                                                                     -------------                    -------------
                                                                                       32,472,499                       10,063,977
                                                                                     -------------                    -------------
     Consumer Products                                        4.70%
        Kimberly-Clark                                                        44,600    2,943,600              13,300      877,800
        Tyco International                                                    85,500    4,846,781              25,400    1,439,863
                                                                                     -------------                    -------------
                                                                                        7,790,381                        2,317,663
                                                                                     -------------                    -------------
     Electronic & Electrical Equipment                        5.09%
        General Electric                                                      89,600    4,911,200              26,700    1,463,494
        Integrated Device Technology                                                                            5,300      298,456
        Intel                                                                 68,600    3,087,000              26,200    1,179,000
                                                                                     -------------                    -------------
                                                                                        7,998,200                        2,940,950
                                                                                     -------------                    -------------
     Energy                                                  10.77%
        Amerada Hess                                                          35,200    2,182,400              11,500      713,000
        Coastal                                                               55,600    4,194,325              16,500    1,244,719
        Exxon Mobil                                                           49,100    4,379,106              14,500    1,293,219
        Halliburton                                                           78,300    2,901,994              23,300      863,556
        Southern Energy                                                       78,300    2,133,675                                  B
        Sunoco                                                                54,700    1,637,581              16,400      490,975
        Westport Resources                                                    54,600      863,363              16,300      257,744 B
                                                                                     -------------                    -------------
                                                                                       18,292,444                        4,863,213
                                                                                     -------------                    -------------
     Food, Beverage & Tobacco                                 2.84%
        Anheuser Busch                                                        10,900      498,675               3,100      141,825
        Coca Cola                                                             34,900    2,107,087              10,300      621,863
        Kroger                                                                                                 40,800      920,550
        Suiza Foods                                                           39,400    1,824,713                                  B
                                                                                     -------------                    -------------
                                                                                        4,430,475                        1,684,238
                                                                                     -------------                    -------------
     Healthcare & Pharmaceuticals                            12.82%
        American Home Products                                                50,400    3,200,400              15,400      977,900
        Amgen                                                                 19,500    1,129,781               5,800      336,038
        Baxter International                                                  16,600    1,364,312               4,900      402,719
        Biomet                                                                45,600    1,650,150
        Bristol-Myers Squibb                                                  28,700    1,748,906
        Johnson & Johnson                                                     56,500    5,205,063              17,900    1,649,038
        Medtronic                                                             35,700    1,938,956              10,200      553,988
        Merck & Company                                                       21,700    1,951,644               6,500      584,594
        Pfizer                                                                79,400    3,429,088              33,700    1,455,419
                                                                                     -------------                    -------------
                                                                                       21,618,300                        5,959,696
                                                                                     -------------                    -------------

     Leisure, Lodging & Entertainment                         1.60%
        Viad                                                                 125,500    2,682,563              35,800      765,224
                                                                                     -------------                    -------------
                                                                                        2,682,563                          765,224
                                                                                     -------------                    -------------
     Retail                                                   2.88%
        Kroger                                                               119,300    2,691,706
        Wal-Mart Stores                                                       59,900    2,717,963              17,300      784,987
                                                                                     -------------                    -------------
                                                                                        5,409,669                          784,987
                                                                                     -------------                    -------------
     Telecommunications                                      10.22%
        Alltel                                                                30,500    1,965,344               9,000      579,937
        BellSouth                                                             39,000    1,884,187              11,200      541,100
        Lucent Technologies                                                   57,900    1,349,794              17,300      403,306
        McLeod USA                                                           107,800    2,075,150              31,700      610,224 B
        Nortel Networks                                                       54,700    2,488,850              16,200      737,100
        SBC Communications                                                    81,000    4,672,688              23,900    1,378,731
        Worldcom                                                             106,600    2,531,750              31,800      755,250
                                                                                     -------------                    -------------
                                                                                       16,967,763                        5,005,648
                                                                                     -------------                    -------------
     Transportation & Shipping                                2.74%
        Tidewater                                                             97,600    4,507,900              29,800    1,376,387 B
                                                                                     -------------                    -------------
                                                                                        4,507,900                        1,376,387
                                                                                     -------------                    -------------
     Utilities                                                0.91%
        AES                                                                   22,200    1,254,300               6,300      355,950
        TNPC                                                                  16,600      275,975               4,900       81,462 B
                                                                                     -------------                    -------------
                                                                                        1,530,275                          437,412
                                                                                     -------------                    -------------
        Total Common Stock                                                           $162,407,221                     $ 46,787,259

Repurchase Agreements                                         4.40%
        With Chase Manhattan 6.55% 11/1/00
        (dated 10/31/00, collateralized by
        $2,565,000 U.S. Treasury Notes 4.75%
        due 2/15/04, market value $2,507,793)                            $ 2,444,000    2,444,000

        With Chase Manhattan 6.55% 11/1/00
        (dated 10/31/00, collateralized by
        $769,000 U.S. Treasury Notes 4.75%
        due 2/15/04, market value $753,786)                                                                 $ 736,000      736,000

        With J.P. Morgan Securities 6.52%
        11/1/00 (dated 10/31/00, (dated
        10/31/00, collateralized by $690,000
        U.S. Treasury Notes 5.25% due 8/15/03,
        market value $686,465, $1,017,000 U.S.
        Treasury Notes 6.25% due 2/15/03,
        market value $1,035,786 and $690,000
        U.S. Treasury Notes 7.25% due 5/15/04,
        market value $742,991)                                             2,416,000    2,416,000

        With J.P. Morgan Securities 6.52% 11/1/00
        (dated 10/31/00, (dated 10/31/00,
        collateralized by $306,000 U.S. Treasury Notes
        5.25% due 8/15/03, market value $311,334,
        $207,000 U.S. Treasury Notes 6.25% due 2/15/03,
        market value $206,336 and $207,000 U.S. Treasury
        Notes 7.25% due 5/15/04, market value $223,326)                                                       726,000      726,000

        With PaineWebber 6.54% 11/1/00
        (dated 10/31/00, collateralized by $2,394,000
        U.S. Treasury Notes 5.875% due 11/15/05,
        market value $2,467,426)                                           2,416,000    2,416,000

        With PaineWebber 6.54% 11/1/00
        (dated 10/31/00, collateralized by
        $719,000 U.S. Treasury Notes 5.875%
        due 11/15/05, market value $741,652)                                                                  725,000      725,000
                                                                                     -------------                    --------------
        Total Repurchase Agreements                                                     7,276,000                        2,187,000
                                                                                     -------------

        ----------------------------------------------------------------------------------------------------------------------------
        Total Investments at Market                                   101.67%        $169,683,221                     $ 48,974,259
                                                                                     -------------                    --------------
        Total Investments at Cost                                                    $162,991,806                     $ 46,598,213
                                                                                     -------------                    --------------



                                                                 Delaware Devon Fund
                                                                  Pro Forma Combined
                                                              Shares/Par    Market Value
                                                             -----------------------------
Common Stocks
Aerospace & Defense
        Honeywell International                                     51,537    $ 2,773,335
                                                                           ---------------
                                                                                2,773,335
                                                                           ---------------
Banking, Finance & Insurance
        American International Group                                29,555      2,896,390
        Axa Financial                                               76,200      4,119,563
        Capital One Financial                                       72,000      4,545,000
        Chase Manhattan                                             99,200      4,513,600
        Citigroup                                                   68,699      3,615,285
        Dime Bancorp                                                79,000      1,930,562
        Federal Home Loan                                          147,900      8,874,000
        Fleet Boston Financial                                     138,000      5,244,000
        J P Morgan                                                  11,400      1,886,700
        MBNA                                                        84,900      3,189,056
        Merrill Lynch & Company                                     18,000      1,260,000
        Morgan Stanley Dean Witter                                  24,600      1,975,687
                                                                           ---------------
                                                                               44,049,843
                                                                           ---------------
     Chemicals
        Dow Chemical                                                80,700    $ 2,471,438
                                                                           ---------------
                                                                                2,471,438
                                                                           ---------------
     Computers & Technology
        America Online                                              63,600      3,207,348 A
        Cisco Systems                                               78,600      4,234,575 A
        Compaq Computer                                            156,800      4,768,288
        Electronic Data Systems                                     56,900      2,670,743
        EMC                                                         40,800      3,633,750 A
        First Data                                                  80,700      4,045,087
        Gateway                                                     66,900      3,452,709 A
        Hewlett-Packard                                             81,200      3,770,725
        International Business Machines                             32,900      3,240,650
        Microsoft                                                   77,600      5,344,701 A
        Oracle                                                     126,300      4,167,900
                                                                           ---------------
                                                                               42,536,476
                                                                           ---------------
     Consumer Products
        Kimberly-Clark                                              57,900      3,821,400
        Tyco International                                         110,900      6,286,644
                                                                           ---------------
                                                                               10,108,044

     Electronic & Electrical Equipment
        General Electric                                           116,300      6,374,694
        Integrated Device Technology                                 5,300        298,456 A
        Intel                                                       94,800      4,266,000
                                                                           ---------------
                                                                               10,939,150

     Energy
        Amerada Hess                                                46,700      2,895,400
        Coastal                                                     72,100      5,439,044
        Exxon Mobil                                                 63,600      5,672,325
        Halliburton                                                101,600      3,765,550
        Southern Energy                                             78,300      2,133,675 A B
        Sunoco                                                      71,100      2,128,556
        Westport Resources                                          70,900      1,121,107 A B
                                                                           ---------------
                                                                               23,155,657
                                                                           ---------------
     Food, Beverage & Tobacco
        Anheuser Busch                                              14,000        640,500
        Coca Cola                                                   45,200      2,728,950
        Kroger                                                      40,800        920,550
        Suiza Foods                                                 39,400      1,824,713 A B
                                                                           ---------------
                                                                                6,114,713
                                                                           ---------------
     Healthcare & Pharmaceuticals
        American Home Products                                      65,800      4,178,300
        Amgen                                                       25,300      1,465,819 A
        Baxter International                                        21,500      1,767,031
        Biomet                                                      45,600      1,650,150
        Bristol-Myers Squibb                                        28,700      1,748,906
        Johnson & Johnson                                           74,400      6,854,101
        Medtronic                                                   45,900      2,492,944
        Merck & Company                                             28,200      2,536,238
        Pfizer                                                     113,100      4,884,507
                                                                           ---------------
                                                                               27,577,996
                                                                           ---------------
     Leisure, Lodging & Entertainment
        Viad                                                       161,300      3,447,787
                                                                           ---------------
                                                                                3,447,787
                                                                           ---------------

     Retail
        Kroger                                                     119,300      2,691,706 A
        Wal-Mart Stores                                             77,200      3,502,950
                                                                           ---------------
                                                                                6,194,656
                                                                           ---------------
     Telecommunications
        Alltel                                                      39,500      2,545,281
        BellSouth                                                   50,200      2,425,287
        Lucent Technologies                                         75,200      1,753,100
        McLeod USA                                                 139,500      2,685,374 A B
        Nortel Networks                                             70,900      3,225,950
        SBC Communications                                         104,900      6,051,419
        Worldcom                                                   138,400      3,287,000 A
                                                                           ---------------
                                                                               21,973,411
                                                                           ---------------
     Transportation & Shipping
        Tidewater                                                  127,400      5,884,287 A B
                                                                           ---------------
                                                                                5,884,287
                                                                           ---------------
     Utilities
        AES                                                         28,500      1,610,250 A
        TNPC                                                        21,500        357,437 A B
                                                                           ---------------
                                                                                1,967,687
                                                                           ---------------
        Total Common Stock                                                  $ 209,194,480

Repurchase Agreements
        With Chase Manhattan 6.55% 11/1/00
        (dated 10/31/00, collateralized by
        $2,565,000 U.S. Treasury Notes 4.75%
        due 2/15/04, market value $2,507,793)                  $ 2,444,000      2,444,000

        With Chase Manhattan 6.55% 11/1/00
        (dated 10/31/00, collateralized by
        $769,000 U.S. Treasury Notes 4.75%
        due 2/15/04, market value $753,786)                        736,000        736,000

        With J.P. Morgan Securities 6.52% 11/1/00
        (dated 10/31/00, (dated 10/31/00,
        collateralized by $690,000 U.S. Treasury Notes
        5.25% due 8/15/03, market value $686,465,
        $1,017,000 U.S. Treasury Notes 6.25% due 2/15/03,
        market value $1,035,786 and $690,000 U.S. Treasury
        Notes 7.25% due 5/15/04, market value $742,991)          2,416,000      2,416,000

        With J.P. Morgan Securities 6.52% 11/1/00
        (dated 10/31/00, (dated 10/31/00,
        collateralized by $306,000 U.S. Treasury Notes
        5.25% due 8/15/03, market value $311,334,
        $207,000 U.S. Treasury Notes 6.25% due 2/15/03,
        market value $206,336 and $207,000 U.S. Treasury
        Notes 7.25% due 5/15/04, market value $223,326)            726,000        726,000

        With PaineWebber 6.54% 11/1/00
        (dated 10/31/00, collateralized by $2,394,000
        U.S. Treasury Notes 5.875% due 11/15/05,
        market value $2,467,426)                                 2,416,000      2,416,000

        With PaineWebber 6.54% 11/1/00
        (dated 10/31/00, collateralized by
        $719,000 U.S. Treasury Notes 5.875%
        due 11/15/05, market value $741,652)                       725,000        725,000
                                                                            -------------
        Total Repurchase Agreements                                             9,463,000
                                                                            -------------

        ----------------------------------------------------------------------------------
        Total Investments at Market                                         $ 218,657,480
                                                                            -------------
        Total Investments at Cost                                           $ 209,590,019
                                                                            -------------


         -----------------------------------------------------------

         A Non Income Producing

         B Securtiy is partially or fully on loan

         C No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of either of the Funds from buying or selling securities in the normal course of such Fund's business and operations.


        See Pro forma Notes to Financial Statements

Delaware Devon Fund
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of October 31, 2000
(Unaudited)


                                                                                                                      Delaware
                                                                           Delaware                                  Devon Fund
                                                    Delaware             Tax-Efficient           Pro Forma            Pro Forma
                                                   Devon Fund             Equity Fund           Adjustments           Combined
                                                -----------------       ----------------      ----------------      --------------
      Assets

      Investments, at market value                 $ 169,683,221           $ 48,974,259          $          -       $ 218,657,480
      Cash                                                 1,586                      -                     -               1,586
      Receivable for Fund shares sold                     82,065                  1,532                     -              83,597
      Receivable for Securities sold                           -                      -                     -                   -
      Dividend and Interest receivable                    48,148                  7,492                     -              55,640
      Other Assets                                         6,869                      -                     -               6,869
                                                -----------------       ----------------      ----------------      --------------
                Total Assets                         169,821,889             48,983,283                     -         218,805,172
                                                -----------------       ----------------      ----------------      --------------
      Liabilities

      Payable for Fund shares repurchased                717,156                 40,145                     -             757,301
      Payable for Securities purchased                 1,760,093                345,244                     -           2,105,337
      Accrued expenses and other liabilities             192,661                675,255                     -             867,916
                                                -----------------       ----------------      ----------------      --------------
                Total Liabilities                      2,669,910              1,060,644                     -           3,730,554
                                                -----------------       ----------------      ----------------      --------------
      Net Assets                                   $ 167,151,979           $ 47,922,639          $          -       $ 215,074,618
                                                =================       ================      ================      ==============
      Analysis of Net Assets

      Accumulated paid in capital                  $ 170,671,209           $ 50,981,405          $          -       $ 221,652,614
      Undistributed Net Investment
        Income/(Loss)                                          -               (222,744)                    -            (222,744)
      Accumulated net realized gain/(loss)
        on investments                               (10,210,645)            (5,212,068)                    -         (15,422,713)
      Unrealized appreciation/(depreciation)
        of investments                                 6,691,415              2,376,046                     -           9,067,461
                                                -----------------       ----------------      ----------------      --------------
      Net Assets                                   $ 167,151,979           $ 47,922,639          $          -       $ 215,074,618
                                                =================       ================      ================      ==============
      Outstanding Shares

      Retail Class A Shares                            3,721,916              1,768,249              (754,108)          4,736,057
      Retail Class B Shares                            3,928,369              2,336,268            (1,006,419)          5,258,218
      Retail Class C Shares                              776,548                517,229              (222,193)          1,071,584
      Institutional Shares                               758,152                      1                    (0)            758,153

      Net asset value per share:

      Retail Class A Shares                               $18.34                 $10.52                                    $18.34
      Retail Class B Shares                               $18.05                 $10.27                                    $18.05
      Retail Class C Shares                               $18.03                 $10.28                                    $18.03
      Institutional Shares                                $18.45                 $10.57                                    $18.45


      See Pro forma Notes to Financial Statements

Delaware Devon Fund
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended October 31, 2000
(Unaudited)

                                                                                                                     Delaware
                                                                                Delaware                             Devon Fund
                                                            Delaware          Tax-Efficient        Pro Forma         Pro Forma
                                                           Devon Fund          Equity Fund        Adjustments         Combined
                                                        -----------------    ----------------    --------------    ---------------
Investment Income
             Dividend Income                                 $ 2,724,021        $    633,075         $       -        $ 3,357,096
             Interest Income                                     299,364              82,156                 -            381,520
                                                        -----------------    ----------------    --------------    ---------------
             Total Income                                      3,023,385             715,231                 -          3,738,616
                                                        -----------------    ----------------    --------------    ---------------
Expenses
             Management fee                                    1,445,429             477,826           (64,378)A        1,858,877
             Distribution expense                              1,398,718             464,951            12,378 B        1,876,047
             Dividend disbursing and transfer
               agent fees and expenses                         1,339,200             114,059                 -          1,453,259
             Professional fees                                    18,120               6,450              (450)A           24,120
             Custodian fee                                        20,500               1,551              (800)A           21,251
             Trustees' fees                                        9,050               1,757            (1,778)C            9,029
             Registration fees                                   133,065              61,899           (58,099)A          136,865
             Reports and statements to shareholders              243,358              58,963           (45,000)A          257,321
             Taxes (other than taxes on income)                   32,902               3,967              (183)A           36,686
             Accounting and administration                        89,250              26,045              (657)A          114,638
             Other expense                                        59,351               9,847                 -             69,198
                                                        -----------------    ----------------    --------------    ---------------
                                                               4,788,943           1,227,315          (158,967)         5,857,291
             Less expenses waived                                      -             (42,052)           42,052               (D)
             Less expenses paid indirectly                        (5,096)             (1,688)                -             (6,784)
                                                        -----------------    ----------------    --------------    ---------------
             Total expense                                     4,783,847           1,183,575          (116,915)         5,280,108
                                                        -----------------    ----------------    --------------    ---------------
Net Investment Income/(Loss)                                  (1,760,462)           (468,344)          116,915         (1,541,492)
                                                        -----------------    ----------------    --------------    ---------------

Net Realized and Unrealized Gain/(Loss)
  on Investments:
             Realized gain (loss) on investments              (7,785,619)          2,036,786                 -         (5,748,833)
             Change in unrealized appreciation/
               (depreciation) of investments                 (11,683,955)         (4,711,942)                -        (16,395,897)
                                                        -----------------    ----------------    --------------    ---------------
Net Realized and Unrealized Gain (Loss)
  on Investments                                             (19,469,574)         (2,675,156)                -        (22,144,730)

                                                        -----------------    ----------------    --------------    ---------------
Change in Net Assets Resulting from Operations             $ (21,230,036)       $ (3,143,500)        $ 116,915      $ (23,686,222)
                                                        =================    ================    ==============    ===============


A Decrease due to the elimination of duplicative expenses achieved by merging the funds.

B  Increase due to differing 12b-1 fee structure.

C  Based on director compensation plan for the surviving fund.

D Expense limitation of 1.20% will take effect in Delaware Devon Fund on August 1, 2001. Had this expense limitation been in place for the twelve months ended October 31, 2000, $570,399 would have been waived or reimbursed by the Manager.

See Pro forma Notes to Financial Statements

Delaware Devon Fund
PRO FORMA COMBINED
Annual Fund Operating Expenses
As of October 31, 2000
(Unaudited)


                                              Delaware Devon Fund                         Delaware Tax-Efficient Equity Fund
                                 ==============================================      ==============================================
                                  Retail     Retail     Retail    Institutional       Retail     Retail      Retail   Institutional
                                 Class A    Class B     Class C       Class          Class A     Class B    Class C       Class
                                  Shares     Shares     Shares       Shares           Shares     Shares      Shares      Shares
                                 ----------------------------------------------      ----------------------------------------------
Management fees                   0.65%      0.65%       0.65%        0.65%           0.75%       0.75%      0.75%        0.75%
Rule 12b-1 fees                   0.30%      1.00%       1.00%         N/A            0.25%       1.00%      1.00%         N/A
Other expenses                    0.88%      0.88%       0.88%        0.88%           0.47%       0.47%      0.47%        0.47%
                                 ----------------------------------------------      ----------------------------------------------
Total fund operating expenses     1.83%      2.53%       2.53%        1.53%           1.47%       2.22%      2.22%        1.22%
                                 ----------------------------------------------      ----------------------------------------------
Fee Waviers & payments            0.00%      0.00%       0.00%        0.00%          -0.07%      -0.07%     -0.07%       -0.07%
Expense Limit                     1.83%      2.53%       2.53%        1.53%           1.40%       2.15%      2.15%        1.15%
                                 ==============================================      ==============================================

                                              Delaware Devon Fund
                                              Pro Forma Combined
                                 ===============================================
                                  Retail     Retail      Retail    Institutional
                                 Class A     Class B     Class C       Class
                                  Shares     Shares      Shares       Shares
                                 -----------------------------------------------
Management fees                   0.65%       0.65%       0.65%        0.65%
Rule 12b-1 fees                   0.30%       1.00%       1.00%         N/A
Other expenses                    0.75%       0.75%       0.75%        0.75%
                                 ----------------------------------------------
Total fund operating expenses     1.70%       2.40%       2.40%        1.40%
                                 ----------------------------------------------
Fee Waviers & payments           -0.20%      -0.20%      -0.20%       -0.20%
Expense Limit                     1.50%       2.20%       2.20%        1.20%
                                 ===============================================


Delaware Devon Fund
Pro Forma Notes to Financial Statements
October 31, 2000
(Unaudited)

Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Devon Fund and the Delaware Balanced Fund. These financial statements and related notes pertain to the Delaware Devon Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. Class A shares are sold with a front-end sales charge of up to 5.75%. The Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek current income and capital appreciation.

1.  Basis of Pro forma Presentation

         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Delaware Tax-Efficient Equity Fund by the Delaware Devon Fund, as if such acquisition had taken place as of November 1, 1999.

         Under the terms of the Plan of Reorganization, the combination of the Delaware Tax-Efficient Equity Fund and the Delaware Devon Fund will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Delaware Tax-Efficient Equity Fund in exchange for shares of the Delaware Devon Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Delaware Tax-Efficient Equity Fund and the Delaware Devon Fund have been combined as of and for the twelve months ended October 31, 2000.

         The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Delaware Devon Fund annual report dated October 31, 2000 and the Delaware Tax-Efficient Equity Fund semi-annual report dated October 31, 2000.

         The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Delaware Tax-Efficient Equity Fund by the Delaware Devon Fund had taken place as of November 1, 1999.

2. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes-The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting-Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements-The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,563 for the year ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $221 for the year ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "Expenses paid indirectly".

3. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

4. Line of Credit

The Fund along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2000, or at any time during the period.

5. Securities Lending

The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2000 was $7,700,125 and $7,724,160, respectively. Net Income from securities lending was $22,669 and is included in interest income on the Statement of Operations.

                                   Annualized

            Pro Forma Financial Statements for the Reorganization of
                Delaware Blue Chip Fund into Delaware Devon Fund.


Delaware Devon Fund
Pro Forma Portfolio of Investments(C)
As of October 31, 2000
(Unaudited)

                                                                                                               Delaware Devon Fund
                                         % of Net      Delaware Devon Fund      Delaware Blue Chip Fund      Pro Forma Combined
                                          Assets    Shares/Par  Market Value   Shares/Par   Market Value  Shares/Par  Market Value
                                        ---------   ------------------------   -------------------------  ------------------------
Common Stocks                            97.85%
 Aerospace & Defense                      1.39%
   Boeing                                                   -   $          -       3,600   $   244,125        3,600  $    244,125
   Honeywell International                             41,850      2,252,053       5,000       269,063       46,850     2,521,116
   Textron                                                  -              -       2,500       126,094        2,500       126,094
   United Technologies                                      -              -       3,440       240,155        3,440       240,155
                                                                ------------               -----------               ------------
                                                                   2,252,053                   879,437                  3,131,490
                                                                ------------               -----------               ------------
 Automobiles & Auto Parts                 0.21%
   General Motors                                           -              -       7,700       478,363        7,700       478,363
                                                                ------------               -----------               ------------
                                                                           -                   478,363                    478,363
                                                                ------------               -----------               ------------

 Banking, Finance & Insurance            19.57%
   AFLAC                                                    -              -       2,800       204,575        2,800       204,575
   Allstate                                                 -              -       6,100       245,525        6,100       245,525
   American Express                                         -              -       8,400       504,000        8,400       504,000
   American General                                         -              -       3,600       289,800        3,600       289,800
   American International Group                        22,743      2,228,814      11,437     1,120,826       34,180     3,349,640
   Axa Financial                                       58,700      3,173,469           -             -       58,700     3,173,469
   Bank of America                                          -              -       9,145       439,532        9,145       439,532
   Bank of New York                                         -              -       4,100       236,006        4,100       236,006
   Bank One                                                 -              -       7,146       260,829        7,146       260,829
   Capital One Financial                               55,600      3,509,750           -             -       55,600     3,509,750
   Charles Schwab                                           -              -       6,500       228,313        6,500       228,313
   Chase Manhattan                                     76,400      3,476,200      10,240       465,920       86,640     3,942,120
   Citigroup                                           52,766      2,776,811      32,213     1,695,209       84,979     4,472,020
   Comerica                                                 -              -          55         3,317           55         3,317
   Countrywide Credit                                       -              -       3,100       116,056        3,100       116,056
   Dime Bancorp                                        61,000      1,490,687           -             -       61,000     1,490,687
   Fannie Mae                                               -              -       3,800       292,600        3,800       292,600
   Federal Home Loan                                  123,800      7,428,000       2,300       138,000      126,100     7,566,000
   Firstar                                                  -              -       6,700       131,906        6,700       131,906
   Fleet Boston Financial                             106,900      4,062,200       8,200       311,600      115,100     4,373,800
   Hartford Financial Servives                              -              -       2,700       200,981        2,700       200,981
   Household International                                  -              -       2,000       100,625        2,000       100,625
   J P Morgan                                           8,800      1,456,400           -             -        8,800     1,456,400
   Marsh & Mc Lennan                                        -              -       2,200       287,650        2,200       287,650
   MBNA                                                65,400      2,456,587       5,400       202,838       70,800     2,659,425
   Mellon Financial                                         -              -       3,900       188,175        3,900       188,175
   Merrill Lynch & Company                             13,900        973,000       7,400       518,000       21,300     1,491,000
   Metlife                                                  -              -       7,000       193,375        7,000       193,375
   Morgan Stanley Dean Witter                          18,900      1,517,906       8,400       674,625       27,300     2,192,531
   State Street                                             -              -       1,300       162,162        1,300       162,162
   Wells Fargo                                              -              -      10,500       486,281       10,500       486,281
                                                                ------------               -----------               ------------
                                                                  34,549,824                 9,698,726                 44,248,550
                                                                ------------               -----------               ------------

Cable, Media & Publishing                 1.19%
   AT&T - Liberty Media Class A                             -              -      23,600       424,800       23,600       424,800 A
   Clear Channel Communications                             -              -       3,948       237,127        3,948       237,127 A
   Echostar Communications - Class A                        -              -       2,300       104,075        2,300       104,075 A
   Time Warner                                              -              -      17,500     1,328,425       17,500     1,328,425
   Viacom                                                   -              -      10,363       589,396       10,363       589,396 A
                                                                ------------               -----------               ------------
                                                                           -                 2,683,823                  2,683,823
                                                                ------------               -----------               ------------

 Chemicals                                1.26%
   Dow Chemical                                        62,200      1,904,875       9,105       278,841       71,305     2,183,716
   Du Pont (E.I.)                                           -              -       5,000       226,875                    226,875
   Pharmacia                                                -              -       8,100       445,500                    445,500
                                                                ------------               -----------               ------------
                                                                   1,904,875                   951,216                  2,856,091
                                                                ------------               -----------               ------------

 Computers & Technology                  19.72%
   America Online                                      48,800      2,460,984           -             -       48,800     2,460,984 A
   Apple Computer                                           -              -       3,800        74,338        3,800        74,338
   Avaya                                                    -              -       1,350        18,141        1,350        18,141 A
   Bea Systems                                              -              -       3,100       222,425        3,100       222,425 A
   Cisco Systems                                       60,600      3,264,825      39,600     2,133,450      100,200     5,398,275 A
   Compaq Computer                                    120,900      3,676,569       6,200       188,542      127,100     3,865,111
   Comverse Technology                                      -              -       1,600       178,800        1,600       178,800 A
   Dell Computer                                            -              -      15,800       466,100       15,800       466,100 A
   Electronic Data Systems                             43,800      2,055,862           -             -       43,800     2,055,862
   EMC                                                 31,500      2,805,469      13,200     1,175,625       44,700     3,981,094 A
   First Data                                          62,300      3,122,787       3,000       150,375       65,300     3,273,162
   Gateway                                             51,500      2,657,915           -             -       51,500     2,657,915 A
   General Motor - Class H                                  -              -       4,600       149,040        4,600       149,040 A
   Hewlett-Packard                                     63,200      2,934,850       9,600       445,800       72,800     3,380,650
   I2 Technologies                                          -              -       1,300       221,000        1,300       221,000 A
   International Business Machines                     25,600      2,521,600       9,400       925,900       35,000     3,447,500
   Juniper Networks                                         -              -       2,100       409,500        2,100       409,500 A
   Linear Technology                                        -              -       1,500        96,844        1,500        96,844
   Metromedia Fiber Net                                     -              -       3,700        70,300        3,700        70,300
   Micron Technology                                        -              -       3,000       104,250        3,000       104,250
   Microsoft                                           58,100      4,001,638      22,300     1,535,913       80,400     5,537,551 A
   Minnesota Mining & Manufacturing                         -              -       2,000       193,250        2,000       193,250
   Oracle                                              90,000      2,970,000      27,000       891,000      117,000     3,861,000 A
   Palm                                                     -              -       4,004       214,464        4,004       214,464 A
   SDL                                                      -              -         600       155,550          600       155,550 A
   Seagate Technology                                       -              -       3,000       209,625        3,000       209,625
   Siebel Systems                                           -              -       1,800       188,888        1,800       188,888 A
   Sun Microsystems                                         -              -       8,700       964,613        8,700       964,613 A
   Verisign                                                 -              -       1,700       224,400        1,700       224,400
   Veritas Software                                         -              -       2,700       380,742        2,700       380,742 A
   Yahoo                                                    -              -       2,250       131,906        2,250       131,906 A
                                                                ------------               -----------               ------------
                                                                  32,472,499                12,120,781                 44,593,280
                                                                ------------               -----------               ------------
 Consumer Products                        4.20%
   Corning                                                  -              -       6,300       481,950        6,300       481,950
   Gillete                                                  -              -       8,600       299,925        8,600       299,925
   Keebler Foods                                            -              -       4,400       178,200        4,400       178,200
   Kimberly-Clark                                      44,600      2,943,600       3,000       198,000       47,600     3,141,600
   Procter & Gamble                                         -              -       7,530       537,924        7,530       537,924
   Tyco International                                  85,500      4,846,781           -             -       85,500     4,846,781
                                                                ------------               -----------               ------------
                                                                   7,790,381                 1,695,999                  9,486,380
                                                                ------------               -----------               ------------

                                                                                                             Delaware Devon Fund
                                         % of Net      Delaware Devon Fund      Delaware Blue Chip Fund      Pro Forma Combined
                                          Assets    Shares/Par  Market Value   Shares/Par   Market Value  Shares/Par  Market Value
                                        ---------   ------------------------   -------------------------  ------------------------
 Electronic & Electrical Equipment        6.65%
   Altera                                                   -              -       4,200       171,938        4,200       171,938 A
   Analog Devices                                           -              -       4,300       279,500        4,300       279,500 A
   General Electric                                    89,600      4,911,200      58,110     3,185,154      147,710     8,096,354
   Intel                                               68,600      3,087,000      39,600     1,782,000      108,200     4,869,000
   JDS Uniphase                                             -              -       3,800       309,225        3,800       309,225 A
   Maxim Integrated Products                                -              -       1,300        86,206        1,300        86,206 A
   Motorola                                                 -              -      12,091       301,519       12,091       301,519
   PMC-Sierra                                               -              -       1,000       169,500        1,000       169,500 A
   Sycamore Networks                                        -              -       1,300        82,225        1,300        82,225
   Texas Instruments                                        -              -       9,300       456,281        9,300       456,281
   Xilinx                                                   -              -       3,000       217,313        3,000       217,313 A
                                                                ------------               -----------               ------------
                                                                   7,998,200                 7,040,861                 15,039,061
                                                                ------------               -----------               ------------
 Energy                                   9.62%
   Amerada Hess                                        35,200      2,182,400           -             -       35,200     2,182,400
   BP Amoco                                                 -              -       3,116       158,721        3,116       158,721
   Chevron                                                  -              -       4,000       328,500        4,000       328,500
   Coastal                                             55,600      4,194,325       3,000       226,313       58,600     4,420,638
   Conoco Class B                                           -              -       6,300       171,281        6,300       171,281
   Enron                                                    -              -       4,300       352,869        4,300       352,869
   Exxon Mobil                                         49,100      4,379,106      13,500     1,204,031       62,600     5,583,137
   Halliburton                                         78,300      2,901,994       5,100       189,019       83,400     3,091,013
   Phillips Petroleum                                       -              -       1,900       117,325        1,900       117,325
   Royal Dutch Petroleum                                    -              -       5,445       323,297        5,445       323,297
   Southern Energy                                     78,300      2,133,675           -             -       78,300     2,133,675 A
   Sunoco                                              54,700      1,637,581           -             -       54,700     1,637,581
   Texaco                                                   -              -       2,300       135,844        2,300       135,844
   Westport Resources                                  54,600        863,363           -             -       54,600       863,363 A
   Williams                                                 -              -       6,100       255,056        6,100       255,056
                                                                ------------               -----------               ------------
                                                                  18,292,444                 3,462,256                 21,754,700
                                                                ------------               -----------               ------------

 Food, Beverage & Tobacco                 3.09%
   Anheuser Busch                                      10,900        498,675       5,600       256,200       16,500       754,875
   Cambell Soup                                             -              -       4,900       143,325        4,900       143,325
   Coca Cola                                           34,900      2,107,087      10,200       615,825       45,100     2,722,912
   Heinz (H. J.)                                            -              -       6,765       283,707        6,765       283,707
   Pepsico                                                  -              -       9,500       460,156        9,500       460,156
   Philip Morris                                            -              -      11,600       424,850       11,600       424,850
   Quaker Oats                                              -              -       2,600       212,063        2,600       212,063
   Sara Lee                                                 -              -       7,600       163,875        7,600       163,875
   Suiza Foods                                         39,400      1,824,713           -             -       39,400     1,824,713 A
                                                                ------------               -----------               ------------
                                                                   4,430,475                 2,560,001                  6,990,476
                                                                ------------               -----------               ------------

 Healthcare & Pharmaceuticals            12.70%
   American Home Products                              50,400      3,200,400       7,400       469,900       57,800     3,670,300
   Amgen                                               19,500      1,129,781       5,700       330,244       25,200     1,460,025 A
   Baxter International                                16,600      1,364,312           -             -       16,600     1,364,312
   Biomet                                              45,600      1,650,150           -             -       45,600     1,650,150
   Bristol-Myers Squibb                                28,700      1,748,906      16,900     1,029,844       45,600     2,778,750
   Eli Lilly                                                -              -       5,100       455,813        5,100       455,813
   Genetech                                                 -              -       2,400       198,000        2,400       198,000 A
   Johnson & Johnson                                   56,500      5,205,063      11,000     1,013,375       67,500     6,218,438
   Medtronic                                           35,700      1,938,956       5,524       300,022       41,224     2,238,978
   Merck & Company                                     21,700      1,951,644      16,800     1,510,950       38,500     3,462,594
   Pfizer                                              79,400      3,429,088      35,825     1,547,192      115,225     4,976,280
   Schering Plough                                          -              -       4,620       238,796        4,620       238,796
                                                                ------------               -----------               ------------
                                                                  21,618,300                 7,094,136                 28,712,436
                                                                ------------               -----------               ------------

 Industrial Machinery                     0.22%
   Applied Materials                                        -              -       6,400       340,000        6,400       340,000
   Caterpillar                                              -              -       4,200       147,263        4,200       147,263
                                                                ------------               -----------               ------------
                                                                           -                   487,263                    487,263
                                                                ------------               -----------               ------------

 Leisure, Lodging & Entertainment         1.62%
   McDonalds                                                -              -       9,100       282,100        9,100       282,100
   Viad                                               125,500      2,682,563                                125,500     2,682,563
   Walt Disney                                              -              -      19,800       709,088       19,800       709,088
                                                                ------------               -----------               ------------
                                                                   2,682,563                   991,188                  3,673,751
                                                                ------------               -----------               ------------

 Metals & Mining                          0.10%
   Alcoa                                                    -              -       7,800       223,763        7,800       223,763
                                                                ------------               -----------               ------------
                                                                           -                   223,763                    223,763
                                                                ------------               -----------               ------------


 Paper & Forrest Products                 0.11%
   International Paper                                      -              -       7,000       256,375        7,000       256,375
                                                                ------------               -----------               ------------
                                                                           -                   256,375                    256,375
                                                                ------------               -----------               ------------

 Retail                                   3.19%
   Best Buy                                                 -              -       4,000       200,750        4,000       200,750 A
   Home Depot                                               -              -      12,700       546,100       12,700       546,100
   Kroger                                             119,300      2,691,706           -             -      119,300     2,691,706 A
   Safeway                                                  -              -       3,200       175,000        3,200       175,000 A
   Sears, Roebuck                                           -              -       6,100       181,353        6,100       181,353
   Wal-Mart Stores                                     59,900      2,717,963      15,300       694,238       75,200     3,412,201
                                                                ------------               -----------               ------------
                                                                   5,409,669                 1,797,441                  7,207,110
                                                                ------------               -----------               ------------

 Telecommunications                       9.99%
   AT&T                                                     -              -      18,700       433,606       18,700       433,606
   AT&T Wireless Group                                      -              -       5,500       137,156        5,500       137,156 A
   ADC Telecommunications                                   -              -       4,300        91,913        4,300        91,913 A
   Alltel                                              30,500      1,965,344       2,700       173,981       33,200     2,139,325
   BellSouth                                           39,000      1,884,187      14,230       687,487       53,230     2,571,674
   Ciena                                                    -              -       1,800       189,225        1,800       189,225
   Comcast                                                  -              -       7,200       293,400        7,200       293,400
   Level 3 Communications                                   -              -       2,600       123,988        2,600       123,988 A
   Lucent Technologies                                 57,900      1,349,794      16,200       377,663       74,100     1,727,457
   McLeod USA                                         107,800      2,075,150           -             -      107,800     2,075,150 AB
   Network  Appliance                                       -              -       1,800       214,200        1,800       214,200
   NEXTEL Communication                                     -              -       4,800       184,500        4,800       184,500
   Nortel Networks                                     54,700      2,488,850       2,200       100,100       56,900     2,588,950
   Qualcom                                                  -              -       3,800       247,416        3,800       247,416 A
   SBC Communications                                  81,000      4,672,688      17,992     1,037,913       98,992     5,710,601
   Sprint PCS                                               -              -       4,900       186,813        4,900       186,813 A
   Tellabs                                                  -              -       2,100       104,869        2,100       104,869
   Verizon Communication                                    -              -      10,848       627,150       10,848       627,150
   Worldcom                                           106,600      2,531,750      17,100       406,125      123,700     2,937,875 A
                                                                ------------               -----------               ------------
                                                                  16,967,763                 5,617,505                 22,585,268
                                                                ------------               -----------               ------------

                                                                                                             Delaware Devon Fund
                                         % of Net      Delaware Devon Fund      Delaware Blue Chip Fund      Pro Forma Combined
                                          Assets    Shares/Par  Market Value   Shares/Par   Market Value  Shares/Par  Market Value
                                        ---------   ------------------------   -------------------------  ------------------------

 Transportation & Shipping                1.99%
   Tidewater                                           97,600      4,507,900           -             -       97,600     4,507,900 AB
                                                                ------------               -----------               ------------
                                                                   4,507,900                         -                  4,507,900
                                                                ------------               -----------               ------------

 Utilities                                0.93%
   AES                                                 22,200      1,254,300       6,300       355,950       28,500     1,610,250 A
   Sprint                                                   -              -       8,800       224,400        8,800       224,400
   TNPC                                                16,600        275,975           -             -       16,600       275,975 AB
                                                                ------------               -----------               ------------
                                                                   1,530,275                   580,350                  2,110,625
                                                                ------------               -----------               ------------

 Miscellaneous
   Paychex                                                  -              -       3,500       198,406        3,500       198,406
                                                                ------------               -----------               ------------
                                                                           -                   198,406                    198,406
                                                                ------------               -----------               ------------


   Total Common Stock                                            162,407,221                58,817,890                221,225,111

Repurchase Agreements                     3.45%
   With Chase Manhattan 6.55%
   11/1/00 (dated 10/31/00,
   collateralized by $2,750,000
   U.S. Treasury Notes 4.75% due
   2/15/04, market value $2,689,432)                $2,444,000     2,444,000                            $ 2,444,000     2,444,000
   With Chase Manhattan 6.55%
   11/1/00 (dated 10/31/00,
   collateralized by $185,000
   U.S. Treasury Notes 4.75% due
   2/15/04, market value $181,639)                                             $ 177,000       177,000      177,000       177,000
   With J.P. Morgan Securities 6.52%
   11/1/00 (dated 10/31/00,
   collateralized by $740,000
   U.S. Treasury Notes 5.25% due
   8/15/03, market value $736,186,
   $1,092,000 U.S. Treasury
   Notes 6.25% due 2/15/03, market
   value $1,110,807 and $740,000
   U.S. Treasury Notes 7.25% due
   5/15/04, market value $796,806)                   2,416,000     2,416,000     175,000       175,000    2,591,000     2,591,000
   With J.P. Morgan Securities 6.52%
   11/1/00 (dated 10/31/00,
   collateralized by $50,000
   U.S. Treasury Notes 5.25% due
   8/15/03, market value $49,721,
   $75,000 U.S. Treasury
   Notes 6.25% due 2/15/03,
   market value $75,021 and $50,000
   U.S. Treasury Notes 7.25%
   due 5/15/04, market value $53,815)
   With PaineWebber 6.54% 11/1/00
   (dated (10/31/00,                                 2,416,000     2,416,000                              2,416,000     2,416,000
   collateralized by $2,567,000
   U.S. Treasury Notes 5.875% due
   11/15/05, market value $2,646,141)
   With PaineWebber 6.54% 11/1/00
   (dated (10/31/00,
   collateralized by $174,000
   U.S. Treasury Notes 5.875% due
   11/15/05, market value $178,715)                                              175,000       175,000      175,000       175,000
                                                                ------------

   Total Repurchase Agreements                                     7,276,000                   527,000                  7,803,000
                                                                ------------               -----------               ------------


---------------------------------------------------------------------------------------------------------------------------------
   Total Investments at Market          101.30%                 $169,683,221               $59,344,890               $229,028,111
                                                                ============               ===========               ============

   Total Investments at Cost                                    $162,991,806               $54,157,885               $216,738,449
                                                                ============               ===========               ============

----------------------------------
A  Non Income Producing
B  Securtiy is partially or fully on loan
C No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of either of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro forma Notes to Financial Statements

Delaware Devon Fund
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of October 31, 2000
(Unaudited)

                                                                                                                           Delaware
                                                                                                                          Devon Fund
                                                                Delaware             Delaware         Pro Forma           Pro Forma
                                                                Devon Fund        Blue Chip Fund     Adjustments           Combined
                                                       -----------------------------------------------------------------------------
 Assets

 Investments, at market value                                  $169,683,221          $59,344,890      $       -       $229,028,111
 Cash                                                                 1,586                  114              -              1,700
 Receivable for Fund shares sold                                     82,065               62,051              -            144,116
 Receivable for Securities sold                                           -              509,522              -            509,522
 Dividend and Interest receivable                                    48,148               32,087              -             80,235
 Other Assets                                                         6,869               13,317              -             20,186
                                                               ------------          -----------      ---------       ------------
         Total Assets                                           169,821,889          $59,961,980              -        229,783,869
                                                               ------------          -----------      ---------       ------------

 Liabilities

 Payable for Fund shares repurchased                                717,156               57,553              -            774,709
 Payable for Securities purchased                                 1,760,093              964,145              -          2,724,238
 Accrued expenses and other liabilities                             192,661                   23              -            192,684
                                                               ------------          -----------      ---------       ------------
         Total Liabilities                                        2,669,910            1,021,721              -          3,691,631
                                                               ------------          -----------      ---------       ------------
 Net Assets                                                    $167,151,979          $58,940,259      $       -       $226,092,238
                                                               ============          ===========      =========       ============

 Analysis of Net Assets

 Accumulated paid in capital                                   $170,671,209          $53,577,845      $       -       $224,249,054
 Undistributed Net Investment Income/(Loss)                               -                    -              -                  -
 Accumulated net realized gain/(loss) on investments            (10,210,645)             175,408              -        (10,035,237)
 Unrealized appreciation/(depreciation) of investments            6,691,415            5,187,006              -         11,878,421
                                                               ------------          -----------      ---------       ------------
 Net Assets                                                    $167,151,979          $58,940,259      $       -       $226,092,238
                                                               ============          ===========      =========       ============

 Outstanding Shares

 Retail Class A Shares                                            3,721,916            1,794,122       (531,713)         4,984,324
 Retail Class B Shares                                            3,928,369            2,454,914       (732,341)         5,650,943
 Retail Class C Shares                                              776,548              275,435        (81,940)           970,043
 Institutional Shares                                               758,152               93,019        (27,625)           823,546

 Net asset value per share:

 Retail Class A Shares                                               $18.34               $12.90                            $18.34
 Retail Class B Shares                                               $18.05               $12.67                            $18.05
 Retail Class C Shares                                               $18.03               $12.67                            $18.03
 Institutional Shares                                                $18.45               $12.97                            $18.45

 See Pro forma Notes to Financial Statements

Delaware Devon Fund
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended October 31, 2000
(Unaudited)

                                                                                                                         Delaware
                                                                                                                        Devon Fund
                                                                  Delaware         Delaware            Pro Forma        Pro Forma
                                                                 Devon Fund     Blue Chip Fund        Adjustments        Combined
                                                                ------------    --------------        -----------       ----------
Investment Income
       Dividend Income                                           $ 2,724,021        $ 611,262          $       -       $ 3,335,283
       Interest Income                                               299,364           73,516                  -           372,880
                                                                ------------        ---------          ---------      ------------
       Total Income                                                3,023,385          684,778                  -         3,708,163
                                                                ------------        ---------          ---------      ------------


Expenses
       Management Fee                                              1,445,429          336,929                  -         1,782,358
       Distribution expense                                        1,398,718          355,064                  -         1,753,782
       Dividend disbursing and transfer agent
           fees and expenses                                       1,339,200          278,269                  -         1,617,469
       Professional fees                                              18,120            3,546                  -            22,949
       Custodian fee                                                  20,500            6,666               (228)A          26,938
       Trustees' fees                                                  9,050            1,983             (1,067)B           9,966
       Registration fees                                             133,065           81,760            (79,760)A         135,065
       Reports and statements to shareholders                        243,358           80,305            (45,000)A         278,663
       Accounting and administration                                  89,250           20,897               (573)A         109,574
       Taxes (other than taxes on income)                             32,902            1,143               (605)A          33,440
       Other expense                                                  59,351           17,868             (9,762)           66,174
                                                                ------------        ---------          ---------      ------------
                                                                   4,788,943        1,184,430           (136,995)        5,836,378
       Less expenses absorbed or waived                                    -         (166,591)           166,591          (792,753)C
       Less expenses paid indirectly                                  (5,096)          (5,239)                 -           (10,335)
                                                                ------------        ---------          ---------      ------------
       Total expense                                               4,783,847        1,012,600            (29,596)        5,033,290
                                                                ------------        ---------          ---------      ------------

Net Investment Income/(Loss)                                      (1,760,462)        (327,822)            29,596        (1,325,127)
                                                                ------------        ---------          ---------      ------------

Net Realized and Unrealized Gain/(Loss) on Investments:
       Realized gain (loss) on investments and foreign
            currency transactions                                 (7,785,619)         614,745                  -        (7,170,874)
       Change in unrealized appreciation/(depreciation)
            of investments                                       (11,683,955)         356,068                  -       (11,327,887)
                                                                ------------        ---------          ---------      ------------
Net Realized and Unrealized Gain (Loss) on Investments           (19,469,574)         970,813                  -       (18,498,761)
                                                                ------------        ---------          ---------      ------------
Change in Net Assets Resulting from Operations                  $(21,230,036)       $ 642,991          $ 136,995      $(19,823,888)
                                                                ============        =========          =========      ============


A Decrease due to the elimination of duplicative expenses achieved by merging the funds.
B  Based on director compensation plan for the surviving fund.
C Expense limitation of 1.20% will take effect in Delaware Devon Fund on August 1, 2001. Had this expense limitation been in place for the twelve months ended October 31, 2001, $792,753 would have been waived or reimbursed by the Manager.

See Pro forma Notes to Financial Statements

Delaware Devon Fund
PRO FORMA COMBINED
Annual Fund Operating Expenses
As of October 31, 2000
(Unaudited)


                                        Delaware Devon Fund                                   Delaware Blue Chip Fund
                           ----------------------------------------------         ----------------------------------------------
                            Retail     Retail     Retail    Institutional          Retail     Retail      Retail   Institutional
                           Class A    Class B     Class C       Class             Class A     Class B    Class C       Class
                            Shares     Shares     Shares       Shares              Shares     Shares      Shares      Shares
                           ----------------------------------------------         ----------------------------------------------

Management fees             0.65%      0.65%       0.65%        0.65%              0.65%       0.65%      0.65%        0.65%

Rule 12b-1 fees             0.30%      1.00%       1.00%         N/A               0.30%       1.00%      1.00%         N/A

Other expenses              0.88%      0.88%       0.88%        0.88%              0.92%       0.92%      0.92%        0.92%

Total fund operating
expenses                    1.83%      2.53%       2.53%        1.53%              1.87%       2.57%      2.57%        1.57%

Fee Waviers & payments      0.00%      0.00%       0.00%        0.00%             -0.32%      -0.32%     -0.32%       -0.32%

Expense Limit               1.83%      2.53%       2.53%        1.53%              1.55%       2.25%      2.25%        1.25%



                                        Delaware Devon Fund
                                         Pro Forma Combined
                           ----------------------------------------------
                           Retail    Retail      Retail     Institutional
                           Class A    Class B     Class C       Class
                           Shares     Shares      Shares        Shares
                           ----------------------------------------------

Management fees             0.65%      0.65%       0.65%        0.65%

Rule 12b-1 fees             0.30%      1.00%       1.00%         N/A

Other expenses              0.84%      0.84%       0.84%        0.84%

Total fund operating
expenses                    1.79%      2.49%       2.49%        1.49%

Fee Waviers & payments     -0.29%     -0.29%      -0.29%       -0.29%

Expense Limit               1.50%      2.20%       2.20%        1.20%


An expense limit of 1.50% will be put in place for Devon

Delaware Devon Fund
PRO FORMA
CAPITALIZATION AND RATIOS
October 31, 2000
(Unaudited)

                                                                                                                     Delaware
                                                                                                                    Devon Fund
                                                         Delaware                      Delaware                     Pro Forma
                                                        Devon Fund                  Blue Chip Fund                   Combined
                                                   ----------------------       ------------------------       ---------------------
Net Assets
              Retail Class A                           $ 68,242,569                   $ 23,152,571                $ 91,395,140
              Retial Class B                             70,920,265                     31,092,457                 102,012,722
              Retail Class C                             14,004,516                      3,488,711                  17,493,227
              Institutional Class                        13,984,629                      1,206,519                  15,191,148
                                                      --------------                  -------------              --------------
              Total                                   $ 167,151,979                   $ 58,940,259               $ 226,092,238
                                                      ==============                  =============              ==============

Net Asset Value Per Share

              Retail Class A                                $ 18.34                        $ 12.90                     $ 18.34
              Retial Class B                                $ 18.05                        $ 12.67                     $ 18.05
              Retail Class C                                $ 18.03                        $ 12.67                     $ 18.03
              Institutional Class                           $ 18.45                        $ 12.97                     $ 18.45

Shares Outstanding

              Retail Class A                              3,721,916                      1,794,122                   4,984,324
              Retial Class B                              3,928,369                      2,454,914                   5,650,943
              Retail Class C                                776,548                        275,435                     970,043
              Institutional Class                           758,152                         93,019                     823,546


Ratio of expenses to average net assets(A)

              Before Fee Waivers
              Retail Class A                                  1.83%                          1.87%                       1.79%
              Retial Class B                                  2.53%                          2.57%                       2.49%
              Retail Class C                                  2.53%                          2.57%                       2.49%
              Institutional Class                             1.53%                          1.57%                       1.49%

              After Fee Waivers
              Retail Class A                                  1.83%                          1.55%                       1.50%
              Retial Class B                                  2.53%                          2.25%                       2.20%
              Retail Class C                                  2.53%                          2.25%                       2.20%
              Institutional Class                             1.53%                          1.25%                       1.20%

-------------------------
(A) Annualized

Delaware Devon Fund
Pro Forma Notes to Financial Statements
October 31, 2000
(Unaudited)

Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Devon Fund and the Delaware Balanced Fund. These financial statements and related notes pertain to the Delaware Devon Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. Class A shares are sold with a front-end sales charge of up to 5.75%. The Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek current income and capital appreciation.

1. Basis of Pro forma Presentation

      The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Delaware Blue Chip Fund by the Delaware Devon Fund, as if such acquisition had taken place as of November 1, 1999.

      Under the terms of the Plan of Reorganization, the combination of the Delaware Blue Chip Fund and the Delaware Devon Fund will be accounted for by a method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Delaware Blue Chip Fund in exchange for shares of the Delaware Devon Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Delaware Blue Chip Fund and the Delaware Devon Fund have been combined as of and for the twelve months ended October 31, 2000.

      The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Delaware Devon Fund annual report dated October 31, 2000 and the Delaware Blue Chip Fund annual report dated November 30, 2000.

      The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Delaware Blue Chip Fund by the Delaware Devon Fund had taken place as of November 1, 1999.

2. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation-All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes-The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting-Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements-The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other-Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,288 for the year ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $4,047 for the year ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "Expenses paid indirectly".

3. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

4. Line of Credit

The Fund along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2000, or at any time during the period.

5. Securities Lending

The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2000 was $7,700,125 and $7,724,160, respectively. Net Income from securities lending was $22,669 and is included in interest income on the Statement of Operations.